UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Personal Strategy Income Fund	May 31, 2014

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities posted solid gains in the 12-month period ended May 31, 2014, supported by modest corporate earnings growth, general economic improvement, and highly accommodative central bank policies in developed countries. Stocks rose despite concerns about U.S. fiscal policy, the Federal Reserve’s tapering of its asset purchases, slowing economic growth in many emerging countries and, late in the period, geopolitical tensions centered on Ukraine. Domestic investment-grade bonds produced modest returns over the last year amid rising intermediate- and long-term Treasury interest rates. In this environment, corporate bonds outperformed high-quality government-backed debt. Developed non-U.S. equity markets in aggregate lagged large-cap U.S. shares, although stocks in many eurozone markets produced excellent returns. Emerging markets stocks significantly trailed developed markets due in part to slowing growth in China, political uncertainty in several regions, and currency weakness in various countries triggered by the announcement of Fed tapering. The Personal Strategy Funds generated strong results and outpaced their respective benchmarks over the reporting period.

MARKET ENVIRONMENT

After producing mostly moderate growth in 2013, the U.S. economy contracted at a 1.0% annualized rate in the first quarter of 2014, according to the most recent estimates. Harsh winter weather that curtailed economic activity and resulted in a significant decline in inventory building was a major reason for the downturn. However, in the second quarter, signs of stronger consumer spending and increased labor income, as well as improving retail sales and manufacturing data, suggest that the economy is rebounding strongly. Job growth over the last year has been solid, and the unemployment rate declined to 6.3% in May, though some of the decline reflects a reduced labor participation rate, as many discouraged workers have decided to leave the workforce.

To support the economic recovery, the Fed kept its fed funds target rate in the 0.00% to 0.25% range and bought $85 billion in Treasuries and agency mortgage-backed securities every month in 2013. In 2014, the Fed trimmed its monthly purchases by $10 billion increments on several occasions, including a reduction at the end of April to a pace of only $45 billion per month going forward. We believe that the Fed—now chaired by Janet Yellen following the late-January completion of Chairman Ben Bernanke’s term—will complete the wind-down of its asset purchases by the end of 2014 and that short-term interest rate increases are likely to begin around the middle of 2015.

Through the end of 2013, long-term interest rates rose sharply due, in part, to anticipation that the Fed would start reducing its monthly asset purchases and partly due to congressional bickering over federal budget and fiscal policy, matters that were resolved by October. In early 2014, as the Fed began tapering its monthly bond purchases, emerging markets assets fell sharply due, in part, to fears about reduced global liquidity. Political turmoil in Ukraine added to investors’ concerns about emerging markets as the U.S. and European Union enacted sanctions against Russia. Stocks experienced some volatility, but at the end of the period, many major U.S. indexes reached all-time highs as investors anticipated stronger economic growth for the rest of the year. Growth stocks outperformed value among large-caps, while the opposite was true for mid-cap stocks. Small-cap growth and value shares fared about the same.

Stocks in developed non-U.S. markets lagged large-cap U.S. shares over the last 12 months. The MSCI EAFE Index, which measures the performance of equities in developed markets outside North America, returned 18.54%. The eurozone performed best as the region emerged from recession; a stronger euro versus the U.S. dollar benefited returns for U.S. dollar investors. Most developed Asian markets lagged. Japanese stocks advanced about 6.5% as the government’s aggressive fiscal and monetary policies under Prime Minister Shinzo Abe ended years of deflation, but the trade deficit remains a challenge as export growth has been stagnant despite a weaker yen in the last couple of years, and meaningful structural reforms have yet to be implemented.

Emerging markets equities in aggregate generated modest positive returns but significantly underperformed developed market stocks. The MSCI Emerging Markets Index returned 4.61%. Returns varied widely, however, between and within emerging regions. In Asia, India, South Korea, and Taiwan were among the top performers. In emerging Europe, Turkish stocks declined against a backdrop of political uncertainty and interest rate increases enacted to stem currency weakness. Russian shares fell just 2% over the last year, as a strong rally in May amid hopes for a de-escalation of the Ukraine crisis offset earlier losses. In Latin America, shares in regional heavyweights Brazil and Chile declined, whereas Mexican stocks were flat.

U.S. bonds produced positive returns over the last year, as longer-term Treasury yields increased but ended the period well below their late-2013 highs. The Barclays U.S. Aggregate Bond Index of domestic, investment-grade issues returned 2.71%. High yield bonds significantly outperformed investment-grade debt in the low-rate environment.

In the investment-grade universe, corporate bonds performed best due to solid corporate earnings growth and investors’ preference for securities offering a yield advantage. Agency mortgage-backed securities also produced good returns. Asset-backed securities were modestly positive. Treasuries lagged as intermediate- and long-term yields rose in anticipation of reduced monetary accommodation from the central bank as the economy improves.

Bonds in developed non-U.S. markets produced solid returns over the last year, led by European issues. Returns to U.S. investors were boosted by stronger European currencies versus the dollar. Emerging markets bonds were mixed amid fears of reduced global liquidity stemming from the Fed’s tapering of asset purchases and concerns about slowing growth in emerging countries. Dollar-denominated debt generally produced good returns. Local currency bonds struggled due to currency weakness in several key emerging countries.

PORTFOLIO REVIEW AND POSITIONING

Stocks
An overweight to stocks versus bonds helped performance over the 12-month reporting period. Our domestic large-cap growth stock portfolio was among the funds’ best-performing allocations. The consumer discretionary sector was the strongest, led by Priceline, the leading travel website, and Amazon.com, the online retailer. Information technology also contributed to performance, headed by Google and Facebook. The funds’ U.S. large-cap value stock portfolio also posted strong gains, outperforming most broader equity market indexes. Health care was our next best performing sector. Standouts included Gilead Sciences in biotechnology and McKesson, a global supplier of pharmaceuticals, medical supplies, and health care information technologies. The industrials and business services sector also performed well, represented by top performers American Airlines and Boeing. Our developed non-U.S. markets allocation posted double-digit gains, outperforming the broad non-U.S. equity markets. Top performers in the information technology sector included Singapore-based Avago Technologies—which designs, develops, and supplies analog semiconductor devices—and two of China’s leading online service firms: Baidu, the dominant Internet search firm, and Tencent Holdings, Asia’s largest Internet, mobile, and telecommunication value-added services provider. Our emerging markets equity allocation lagged as developing economies struggled with slowing growth, liquidity concerns, and geopolitical issues. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continue to favor stocks versus bonds in the context of an improving economy, although we have moved closer to our neutral allocation as equity valuations have risen to levels at or above their historical average, according to a variety of measures. As interest rates in the U.S. have edged lower over the course of 2014, the current low-yield environment and the potential for rates to rise represent a headwind to future bond returns. Continued monetary easing by central banks around the world has helped support growth and reduced downside risks. In the U.S., economic growth should improve as fiscal headwinds subside, unemployment falls, and consumer finances strengthen. U.S. corporate balance sheets and profit margins are healthy, while earnings and revenue growth appear consistent with modest economic growth. Meanwhile, though Europe has recovered from a double-dip recession, the region is still challenged by high debt loads and unemployment and deflationary worries.

We are overweight to non-U.S. equities versus domestic equities and continue to favor emerging markets over developed markets. Non-U.S. equity valuations are relatively more attractive than U.S. shares and are supported by improving economic growth expectations. Emerging markets valuations are attractive relative to developed markets, though near-term risks remain, including rising interest rates and increased volatility triggered by Fed tapering. However, recent currency weakness may offer opportunities for some emerging markets companies through improved exports as growth picks up in developed markets. In Europe, concerns remain over the slow progress toward economic reforms by some member states, persistently high unemployment, and declining inflation. In Japan, fiscal and monetary policies have revived economic output and improved the inflation outlook; however, sustainability will depend on the passage of structural reforms, increased real wages, and the impact of the hike in the national sales tax this past April.

In general, we favor U.S. large-cap stocks over U.S. small-caps, as small-cap valuations appear extended. Within U.S. equities, we favor growth stocks over value stocks, but we’ve trimmed that bet. While the current low level of economic growth favors growth stocks, which tend to be less reliant than cyclical companies on a strong economy to generate earnings, a gradually improving economy has moderated our positive outlook for growth stocks relative to value.

We remain underweight real assets stocks because the prospects for muted global economic growth may weigh on commodity prices in conjunction with an increase in global energy production capacity improving supply. We also expect demand for commodities from China to remain subdued as it continues to shift its growth model away from industrial production and exports to domestic consumption. Although gradual economic improvement supports real estate fundamentals, current valuations are still expensive relative to the broad equity market. Over the long term, we believe that exposure to real assets equities, such as real estate, energy, natural resources, and metals, should improve the funds’ diversification and position them to perform well under a variety of market conditions, including periods of rising inflation.

Bonds
Overall returns for our fixed income allocation were modestly positive, as interest rates retraced much of their first-half ascent in the second half of our reporting period. Developed non-U.S. bonds outpaced U.S. bonds with returns supported by stronger European currencies versus the U.S. dollar. Among other diversifying sectors, high yield and emerging market bonds made relatively strong contributions to performance.

We remain overweight to high yield versus investment-grade bonds; however, we have trimmed our allocation. While we continue to favor the yield advantage and lower duration profile provided by the high yield sector, we are reducing our overweight, as liquidity conditions are favorable and prices are supported by strong investor demand for yield. High yield debt remains attractive versus other fixed income sectors in this low-yield environment, particularly in light of our expectations for a gradually improving economy. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. Also, the tendency for high yield debt to be less sensitive to interest rate fluctuations is appealing given that rates are still near historical lows.

We moved from neutral to a modest overweight in emerging markets debt versus U.S. investment-grade bonds as emerging markets bond yields have moved to more attractive levels, compensating for the near-term risks of slower economic growth and rising rates due to Fed tapering. Although fiscal conditions in emerging countries vary, we’ve seen modest improvement among some emerging economies as currencies have devalued and current account deficits have improved. Still, commodity-exporting countries with meaningful deficits could come under pressure if commodity prices continue to decline.

We favor U.S. investment-grade bonds versus non-U.S. dollar-denominated bonds based largely on expectations of a stronger dollar supported by prospects for better growth and the potential for higher U.S. rates. Meanwhile, the European Central Bank’s policy shift toward further easing to defend against deflation could provide a catalyst for a weaker euro and lower rates and higher bond prices in the eurozone.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table, the Personal Strategy Income Fund outpaced its combined index portfolio, Morningstar benchmark, and Lipper peer group index for both the 6- and 12-month periods ended May 31, 2014.

Our allocation to diversifying sectors not included in the fund’s broad fixed income benchmark (the Barclays U.S. Aggregate Bond Index), particularly high yield bonds and non-U.S. bonds—including both developed and emerging markets debt—was the primary contributor to the fund’s outperformance versus its combined index portfolio. Our portfolio of real assets stocks provided solid absolute returns and outperformed its style-specific benchmark, but it weighed on results as the sector generally underperformed the broader equities markets. Security selection within both our large-cap growth and large-cap value portfolios benefited relative performance, and the portfolio’s overweight to equities versus bonds was a solid contributor. The large-cap growth portfolio outperformed its style-specific benchmark primarily due to stock selection in the information technology and health care sectors. Shares of social media giant Facebook, for example, continued to report strong quarterly results and impressive top-line revenue growth. Shares of health care firm McKesson moved sharply higher in the fourth quarter following the announcement of its acquisition of Celesio. The large-cap value portfolio outperformed its style-specific benchmark due primarily to stock selection in the energy sector. For example, Valero Energy shares, roughly flat for most of the year due to concerns about costs and the narrowing crude oil price spreads, rebounded in the last few months of 2013 as West Texas Intermediate crude prices began to fall and the company reported higher throughput volumes and provided better-than-expected revenue and earnings guidance. Our overweight to emerging market equities relative to developed market equities hurt relative performance as the former lagged by a wide margin during the period. Please see the Portfolio Review and Positioning section for more detailed information.

The fund’s target allocation to equities was 41% at the end of the reporting period versus 42% on November 30, 2013. The target allocation to bonds and cash was 59% at the end of the period versus 58% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

Personal Strategy Balanced Fund

As shown in the Performance Comparison table, the Personal Strategy Balanced Fund outpaced its combined index portfolio and Morningstar benchmark but slightly lagged its Lipper peer group index for the six-month period. The fund outperformed all of its benchmarks for the 12-month period ended May 31, 2014.

Security selection was the primary contributor to the fund’s outperformance versus its combined index portfolio over the past 12 months, and the portfolio’s overweight to equities was a solid contributor. Stock selection among the portfolio’s U.S. large-cap holdings was particularly strong among both growth and value names. The large-cap growth portfolio outperformed its style-specific benchmark, primarily due to stock selection within the health care and information technology sectors. Shares of health care firm McKesson, for example, moved sharply higher in the fourth quarter following the announcement of its acquisition of Celesio. Shares of social media giant Facebook continued to report strong quarterly results and impressive top-line revenue growth. The large-cap value portfolio outperformed its style-specific benchmark, primarily due to stock selection in the energy sector. For example, Valero Energy shares, roughly flat for most of the year due to concerns about costs and the narrowing crude oil price spreads, rebounded in the last few months of 2013 as West Texas Intermediate crude prices began to fall and the company reported higher throughput volumes and provided better-than-expected revenue and earnings guidance. Our overweight to emerging markets equities relative to developed markets equities weighed on results as the former lagged over the past year by a wide margin. Within fixed income, our allocation to diversifying sectors—particularly high yield, non-U.S. developed and emerging markets bonds—contributed to performance. Our exposure to real assets equities detracted from relative performance as the sector generally underperformed the broader equities markets; however, this was partially mitigated by positive stock selection within the sector.

The fund’s target allocation to equities was 61% at the end of the current reporting period versus 62% on November 30, 2013. The target allocation to bonds and cash was 39% versus 38% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund performed in line with its benchmarks for the six-month period but outpaced all of them for the 12-month period ended May 31, 2014.

Security selection was the primary contributor to the fund’s outperformance versus its combined index portfolio, and the portfolio’s overweight to equities versus bonds was a solid contributor. Stock selection among the portfolio’s large-cap U.S. holdings was particularly strong among both growth and value names. The large-cap growth portfolio outperformed its style-specific benchmark, primarily due to stock selection within the health care and information technology sectors. Shares of health care firm McKesson, for example, moved sharply higher in the fourth quarter following the announcement of its acquisition of Celesio. Shares of social media giant Facebook continued to report strong quarterly results and impressive top-line revenue growth. The large-cap value portfolio outperformed its style-specific benchmark, primarily due to stock selection in the energy sector. For example, Valero Energy shares, roughly flat for most of the year due to concerns about costs and the narrowing crude oil price spreads, rebounded in the last few months of 2013 as West Texas Intermediate crude prices began to fall and the company reported higher throughput volumes and provided better-than-expected revenue and earnings guidance. Our overweight to emerging markets equities relative to developed markets equities hurt results as the former lagged over the past year by a wide margin. Within fixed income, our allocation to diversifying sectors—particularly high yield, non-U.S. developed and emerging markets bonds—contributed to performance. Our exposure to real assets equities detracted from relative performance as the sector generally underperformed the broader equities markets; however, this was partially mitigated by positive stock selection within the sector.

The fund’s target allocation to equities was 81% at the end of the reporting period versus 82% on November 30, 2013. The target allocation to bonds and cash was 19% versus 18% six months ago. The actual allocations may differ from the target allocations due to varying investment time horizons, market conditions, trading environments, and other factors.

OUTLOOK

We expect global growth to remain modest in the coming quarters as the U.S. economy gradually improves. Evidence of progress can be seen in consistently better job growth, the declining unemployment rate, and a recovery in the housing sector. Although Fed policy is keeping interest rates at low levels, there is likely to be upward pressure on rates as the Fed reduces its asset purchases through the balance of the year. U.S. corporate balance sheets and profit margins remain healthy, with earnings and revenue growth in the low- to mid-single digits, which is consistent with modest economic growth.

Europe’s recovery is progressing slowly amid receding challenges in the eurozone periphery. However, concerns remain over the slow progress toward economic reforms by some eurozone member states, persistently elevated unemployment, high debt loads, and heightened deflationary fears with inflation below 1% and likely to remain muted through 2014. Japanese policymakers still have a lot of work to do as they have yet to implement long-overdue structural reforms.

Growth in emerging markets has slowed considerably from the heady days before the 2008 global financial crisis, particularly as demand for commodities remains subdued while China charts a path toward more sustainable growth rates by shifting away from industrial production and exports toward domestic consumption. Many emerging countries have raised rates to defend their currencies and contain inflation in response to concerns over diminished liquidity as the Fed tapers and of rising U.S. rates. Some emerging economies, however, have seen modest improvements as current account deficits improved due to weaker currencies, offering opportunities for some export-related emerging markets companies as growth picks up in developed markets.

Although most developed, and some emerging, economies are improving, changes in monetary policies by central banks, as well as growing geopolitical upheaval, particularly fallout from Russia’s actions in Ukraine, may roil markets. Against these unknowns, we believe that our broadly diversified portfolios and careful focus on fundamental research can enhance our ability to produce good long-term returns.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment Advisory Committee

June 18, 2014

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2014:

  Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

  Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

  Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: Represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: Represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

| | Year Ended 5/31/14 | 5/31/13 | 5/31/12 | 5/31/11 | 5/31/10 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 18.03 | $ 16.21 | $ 16.82 | $ 14.71 | $ 13.08 |
| Investment activities | | | | | |
| Net investment income(1) | 0.35(2) | 0.36(2) | 0.40(2) | 0.41(2) | 0.37(2) |
| Net realized and unrealized gain / loss | 1.50 | 1.91 | (0.57) | 2.10 | 1.63 |
| Total from investment activities | 1.85 | 2.27 | (0.17) | 2.51 | 2.00 |
| Distributions | | | | | |
| Net investment income | (0.37) | (0.37) | (0.41) | (0.40) | (0.37) |
| Net realized gain | (0.58) | (0.08) | (0.03) | – | – |
| Total distributions | (0.95) | (0.45) | (0.44) | (0.40) | (0.37) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 18.93** | **$ 18.03** | **$ 16.21** | **$ 16.82** | **$ 14.71** |
| **Ratios/Supplemental Data** | | | | | |
| **Total return(3)** | **10.60%(2)** | **14.21%(2)** | **(0.94)%(2)** | **17.32%(2)** | **15.41%(2)** |
| Ratio of total expenses to average net assets | 0.45%(2) | 0.46%(2) | 0.48%(2) | 0.51%(2) | 0.55%(2) |
| Ratio of net investment income to average net assets | 1.93%(2) | 2.06%(2) | 2.46%(2) | 2.58%(2) | 2.58%(2) |
| Portfolio turnover rate | 58.7% | 64.8% | 62.0% | 56.3% | 43.9% |
| Net assets, end of period (in millions) | $ 1,372 | $ 1,194 | $ 989 | $ 1,003 | $ 853 |

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.14%, 0.15%, 0.15%, 0.13%, and 0.11% of average net assets for the years ended 5/31/14, 5/31/13, 5/31/12, 5/31/11, and 5/31/10, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares/Par | $ Value |
|---|---|---|
| **COMMON STOCKS 36.6%** | | |
| **CONSUMER DISCRETIONARY 6.1%** | | |
| **Auto Components 0.4%** | | |
| Aisin Seiki (JPY) | 21,000 | 767 |
| Autoliv, GDR (SEK) | 4,820 | 511 |
| Delphi Automotive | 6,700 | 463 |
| Gentex | 1,200 | 35 |
| GKN (GBP) | 126,414 | 832 |
| Johnson Controls | 14,300 | 691 |
| Koito Manufacturing (JPY) | 9,800 | 234 |
| Strattec Security | 400 | 26 |
| TRW (1) | 22,600 | 1,918 |
| | | 5,477 |
| **Automobiles 0.6%** | | |
| BMW (EUR) | 9,719 | 1,220 |
| General Motors | 38,900 | 1,345 |
| Harley-Davidson | 11,200 | 798 |
| Honda Motor (JPY) | 26,100 | 916 |
| Mitsubishi Motors (JPY) | 43,700 | 447 |
| Suzuki Motor (JPY) | 29,900 | 893 |
| Tesla Motors (1) | 2,800 | 582 |
| Toyota Motor (JPY) | 24,500 | 1,384 |
| | | 7,585 |
| **Distributors 0.0%** | | |
| Core Mark | 900 | 75 |
| Pool | 768 | 44 |
| | | 119 |
| **Diversified Consumer Services 0.0%** | | |
| Matthews International, Class A | 900 | 37 |
| | | 37 |
| **Hotels, Restaurants & Leisure 1.4%** | | |
| BJ's Restaurants (1) | 2,300 | 73 |

| | | |
|---|---|---|
| Bloomin Brands (1) | 4,900 | 102 |
| Brinker | 2,300 | 114 |
| Carnival | 45,600 | 1,826 |
| Chipotle Mexican Grill (1) | 4,050 | 2,216 |
| Compass Group (GBP) | 76,223 | 1,272 |
| Denny's (1) | 7,700 | 50 |
| Hilton Worldwide Holdings (1) | 16,900 | 382 |
| Jack in the Box | 4,300 | 248 |
| Krispy Kreme (1) | 5,600 | 106 |
| Las Vegas Sands | 36,400 | 2,785 |
| Marriott, Class A | 4,547 | 280 |
| MGM Resorts International (1) | 29,400 | 757 |
| Red Robin Gourmet Burgers (1) | 1,600 | 115 |
| Sonic (1) | 5,680 | 118 |
| Starbucks | 35,200 | 2,578 |
| Starwood Hotels & Resorts Worldwide | 18,800 | 1,501 |
| The Cheesecake Factory | 2,050 | 94 |
| Wynn Macau (HKD) | 284,800 | 1,183 |
| Wynn Resorts | 13,300 | 2,859 |
| Yum! Brands | 1,900 | 147 |
| | | 18,806 |

**Household Durables 0.1%**

| | | |
|---|---|---|
| Ethan Allen Interiors | 600 | 14 |
| Meritage (1) | 2,400 | 96 |
| Nikon (JPY) | 14,100 | 224 |
| Panasonic (JPY) | 43,000 | 465 |
| Persimmon (GBP) | 50,023 | 1,122 |
| Standard Pacific (1) | 2,900 | 24 |
| | | 1,945 |

**Internet & Catalog Retail 1.3%**

| | | |
|---|---|---|
| Amazon.com (1) | 24,600 | 7,689 |
| Coupons.com (1) | 300 | 8 |
| Coupons.com, Lock-Up Shares, Acquisition Date: 6/1 – 8/11/11, Acquisition Cost $25 (1)(2) | 1,850 | 45 |

| | | |
|---|---|---|
| Ctrip.com International, ADR (1) | 16,500 | 915 |
| HomeAway (1) | 1,100 | 34 |
| HSN | 1,800 | 100 |
| Netflix (1) | 5,000 | 2,089 |
| Priceline (1) | 5,000 | 6,393 |
| TripAdvisor (1) | 2,600 | 253 |
| Vipshop Holdings, ADR (1) | 900 | 146 |
| | | 17,672 |
| **Leisure Products 0.0%** | | |
| Brunswick | 7,900 | 340 |
| | | 340 |
| **Media 0.7%** | | |
| British Sky Broadcasting (GBP) | 60,377 | 893 |
| CBS Outdoor Americas (1) | 1,400 | 45 |
| Comcast, Class A | 20,800 | 1,078 |
| CyberAgent (JPY) | 9,000 | 361 |
| Discovery Communications, Class C (1) | 16,150 | 1,210 |
| Eutelsat (EUR) | 20,388 | 714 |
| Informa (GBP) | 50,575 | 437 |
| Liberty Global, Class C (1) | 6,600 | 283 |
| Madison Square Garden (1) | 1,125 | 62 |
| Scholastic | 1,327 | 42 |
| Time Warner Cable, Class A | 3,400 | 480 |
| Twenty-First Century Fox | 21,600 | 765 |
| Viacom, Class B | 13,200 | 1,126 |
| Walt Disney | 9,600 | 807 |
| WPP (GBP) | 88,156 | 1,902 |
| | | 10,205 |
| **Multiline Retail 0.2%** | | |
| Burlington Stores (1) | 900 | 26 |
| Dollar Tree (1) | 7,900 | 419 |
| J.C. Penney (1) | 47,000 | 422 |
| Kohl's | 21,850 | 1,189 |

| | | |
|---|---|---|
| Lojas Renner (BRL) | 11,900 | 361 |
| Marks & Spencer Group (GBP) | 102,096 | 769 |
| Tuesday Morning (1) | 3,100 | 50 |
| | | 3,236 |

**Specialty Retail 1.0%**

| | | |
|---|---|---|
| American Eagle Outfitters | 5,200 | 56 |
| ANN (1) | 4,000 | 156 |
| AutoZone (1) | 600 | 320 |
| CarMax (1) | 4,600 | 204 |
| Chico's | 7,600 | 115 |
| Christopher & Banks (1) | 2,425 | 17 |
| Express (1) | 5,500 | 69 |
| Five Below (1) | 1,600 | 58 |
| Francesca's Holdings (1) | 2,800 | 43 |
| hhgregg (1) | 1,000 | 9 |
| Hibbett Sports (1) | 1,700 | 89 |
| Home Depot | 21,100 | 1,693 |
| Kingfisher (GBP) | 104,110 | 684 |
| L Brands | 13,500 | 775 |
| Lowe's | 74,200 | 3,493 |
| Monro Muffler Brake | 1,625 | 88 |
| O'Reilly Automotive (1) | 11,100 | 1,642 |
| Pier 1 Imports | 3,200 | 56 |
| Restoration Hardware Holdings (1) | 1,200 | 80 |
| Ross Stores | 20,600 | 1,410 |
| Stage Stores | 4,200 | 77 |
| Tiffany | 1,400 | 139 |
| Tile Shop Holdings (1) | 500 | 7 |
| TSC | 15,400 | 1,001 |
| World Duty Free (EUR) (1) | 37,903 | 527 |
| Zhongsheng Group Holdings (HKD) | 197,500 | 249 |
| Zumiez (1) | 3,300 | 91 |
| | | 13,148 |

**Textiles, Apparel & Luxury Goods 0.4%**

| | | |
|---|---|---|
| Fossil (1) | 1,800 | 189 |
| Hanesbrands | 3,300 | 280 |
| Kering (EUR) (3) | 5,806 | 1,283 |
| Michael Kors Holdings (1) | 7,500 | 708 |
| Nike, Class B | 6,700 | 515 |
| PVH | 3,300 | 434 |
| Quiksilver (1) | 18,600 | 111 |
| Ralph Lauren | 100 | 15 |
| Richemont, Class A (CHF) | 11,769 | 1,240 |
| Tumi Holdings (1) | 4,400 | 81 |
| V. F. | 800 | 50 |
| Wolverine World Wide | 3,000 | 78 |
| | | 4,984 |
| Total Consumer Discretionary | | 83,554 |

## CONSUMER STAPLES 2.0%

**Beverages 0.4%**

| | | |
|---|---|---|
| Constellation Brands, Class A (1) | 3,700 | 311 |
| Dr Pepper Snapple | 19,000 | 1,096 |
| Kirin Holdings (JPY) | 46,500 | 660 |
| Monster Beverage (1) | 5,400 | 375 |
| PepsiCo | 19,600 | 1,731 |
| Pernod Ricard (EUR) | 8,531 | 1,046 |
| | | 5,219 |

**Food & Staples Retailing 0.3%**

| | | |
|---|---|---|
| Costco Wholesale | 8,000 | 928 |
| CVS Caremark | 15,200 | 1,190 |
| FamilyMart (JPY) | 21,300 | 915 |
| Fresh Market (1) | 2,400 | 74 |
| Tesco (GBP) | 226,321 | 1,152 |
| The Pantry (1) | 2,600 | 44 |
| Walgreen | 4,000 | 288 |

| | | |
|---|---|---|
| Philip Morris International | 18,500 | 1,638 |
| | | 1,787 |
| Total Consumer Staples | | 27,548 |
| **ENERGY 2.6%** | | |
| **Energy Equipment & Services 0.2%** | | |
| C&J Energy Services (1) | 2,500 | 77 |
| China Oilfield Services, H Shares (HKD) | 209,000 | 514 |
| Forum Energy Technologies (1) | 1,700 | 56 |
| Gulf Island Fabrication | 2,000 | 39 |
| Key Energy Services (1) | 3,400 | 27 |
| National Oilwell Varco | 7,500 | 614 |
| Schlumberger | 10,300 | 1,072 |
| SEACOR Holdings (1) | 2,100 | 168 |
| TETRA Technologies (1) | 2,900 | 34 |
| WorleyParsons (AUD) | 9,579 | 143 |
| | | 2,744 |
| **Oil, Gas & Consumable Fuels 2.4%** | | |
| Anadarko Petroleum | 9,400 | 967 |
| Apache | 25,000 | 2,330 |
| Athlon Energy (1) | 1,700 | 74 |
| Beach Energy (AUD) | 244,897 | 377 |
| Bill Barrett (1) | 3,300 | 82 |
| Bonanza Creek Energy (1) | 1,600 | 86 |
| Chesapeake Energy | 41,600 | 1,195 |
| Cimarex Energy | 3,800 | 491 |
| Cloud Peak Energy (1) | 4,600 | 85 |
| Concho Resources (1) | 16,700 | 2,201 |
| Contango Oil & Gas (1) | 1,400 | 60 |
| Continental Resources (1) | 2,800 | 393 |
| Diamondback Energy (1) | 1,900 | 143 |
| Energy XXI Bermuda | 2,400 | 51 |
| Eni (EUR) | 67,997 | 1,732 |

| | | |
|---|---|---|
| EOG Resources | 1,400 | 148 |
| EQT | 13,800 | 1,475 |
| Marathon Oil | 20,800 | 763 |
| Matador Resources (1) | 3,500 | 87 |
| Navigator Holdings (1) | 1,000 | 25 |
| Oasis Petroleum (1) | 3,700 | 183 |
| Occidental Petroleum | 1,200 | 120 |
| Parsley Energy (1) | 2,200 | 52 |
| Petrobras, ADR | 21,200 | 317 |
| Phillips 66 | 54,500 | 4,621 |
| Pioneer Natural Resources | 24,200 | 5,086 |
| Range Resources | 15,188 | 1,412 |
| Royal Dutch Shell, A Shares, ADR | 15,500 | 1,218 |
| Royal Dutch Shell, B Shares, ADR | 34,200 | 2,799 |
| RSP Permian (1) | 1,100 | 30 |
| Solazyme (1) | 1,800 | 18 |
| Spectra Energy | 22,400 | 909 |
| Statoil (NOK) | 55,722 | 1,708 |
| Valero Energy | 37,500 | 2,102 |
| | | 33,340 |
| Total Energy | | 36,084 |

**FINANCIALS 6.6%**

**Banks 2.6%**

| | | |
|---|---|---|
| Australia & New Zealand Banking (AUD) | 50,359 | 1,570 |
| Bancorp South | 500 | 12 |
| Bank of America | 190,400 | 2,883 |
| Bankia (EUR) (1) | 185,840 | 378 |
| BankUnited | 4,300 | 140 |
| Barclays (GBP) | 233,585 | 967 |
| Barclays, ADR | 79,376 | 1,311 |
| BNP Paribas (EUR) (3) | 17,197 | 1,204 |
| Capital Bank Financial (1) | 3,500 | 85 |
| Citigroup | 67,100 | 3,192 |

| | | |
|---|---|---|
| Commerzbank (EUR) (1) | 41,368 | 657 |
| DBS Group (SGD) | 64,967 | 875 |
| DNB (NOK) | 71,221 | 1,338 |
| East West Bancorp | 3,083 | 103 |
| First Horizon National | 11,200 | 128 |
| First Niagara Financial | 9,600 | 83 |
| Glacier Bancorp | 4,710 | 124 |
| Intesa Sanpaolo (EUR) | 280,696 | 940 |
| JPMorgan Chase | 84,300 | 4,685 |
| Lloyds Banking Group (GBP) (1) | 636,668 | 831 |
| Mitsubishi UFJ Financial (JPY) | 144,400 | 817 |
| Nordea Bank (SEK) | 39,522 | 583 |
| Pinnacle Financial Partners | 1,400 | 48 |
| PNC Financial Services Group | 21,900 | 1,867 |
| Prosperity Bancshares | 1,800 | 105 |
| Signature Bank (1) | 1,700 | 197 |
| Standard Chartered (GBP) | 67,565 | 1,520 |
| Sumitomo Mitsui Trust Holdings (JPY) | 202,890 | 824 |
| Svenska Handelsbanken, Class A (SEK) | 21,670 | 1,101 |
| Swedbank (SEK) | 37,217 | 990 |
| Synovus Financial | 3,325 | 77 |
| Talmer Bancorp, Class A (1) | 1,700 | 23 |
| TCF Financial | 3,500 | 56 |
| Texas Capital Bancshares (1) | 2,760 | 141 |
| The Bank of Yokohama (JPY) | 51,000 | 285 |
| U.S. Bancorp | 29,700 | 1,253 |
| UniCredit (EUR) | 70,347 | 613 |
| UniCredit, Rights, 6/13/14 (EUR) (1) | 70,347 | — |
| United Overseas Bank (SGD) | 45,000 | 810 |
| Valley National Bancorp | 4,819 | 47 |
| Washington Trust Bancorp | 1,100 | 38 |
| Wells Fargo | 52,900 | 2,686 |
| WestAmerica Bank | 1,200 | 59 |
| Western Alliance Bancorp (1) | 5,500 | 126 |

| | | |
|---|---|---|
| Zions Bancorporation | 2,500 | 71 |
| | | 35,843 |
| **Capital Markets 1.2%** | | |
| Ameriprise Financial | 17,540 | 1,975 |
| Artisan Partners Asset Management | 200 | 12 |
| Close Brothers Group (GBP) | 10,881 | 242 |
| Cohen & Steers | 2,100 | 85 |
| Credit Suisse (CHF) | 27,148 | 807 |
| Deutsche Bank (EUR) (3) | 11,791 | 478 |
| E*TRADE Financial (1) | 9,300 | 189 |
| Financial Engines | 3,400 | 138 |
| GAM Holding (CHF) | 48,046 | 885 |
| Invesco | 64,400 | 2,364 |
| Janus Capital Group | 6,400 | 75 |
| Macquarie Group (AUD) | 17,924 | 1,001 |
| Morgan Stanley | 116,400 | 3,592 |
| Northern Trust | 4,900 | 296 |
| Piper Jaffray (1) | 900 | 40 |
| Pzena Investment Management, Class A | 500 | 5 |
| State Street | 38,800 | 2,532 |
| TD Ameritrade Holding | 79,100 | 2,400 |
| Waddell & Reed Financial, Class A | 1,500 | 91 |
| | | 17,207 |
| **Consumer Finance 0.3%** | | |
| American Express | 25,000 | 2,287 |
| Capital One Financial | 21,100 | 1,665 |
| Discover Financial | 11,600 | 686 |
| Navient (1) | 3,500 | 55 |
| | | 4,693 |
| **Diversified Financial Services 0.3%** | | |
| BM&FBOVESPA (BRL) | 55,600 | 277 |
| Challenger (AUD) | 48,003 | 317 |
| Deutsche Boerse (EUR) | 5,106 | 390 |

| | | |
|---|---|---|
| ING Groep, GDR (EUR) (1) | 79,207 | 1,110 |
| IntercontinentalExchange | 4,100 | 805 |
| London Stock Exchange (GBP) | 13,413 | 440 |
| Mitsubishi UFJ Lease & Finance (JPY) | 45,700 | 248 |
| | | 3,587 |
| **Insurance 1.4%** | | |
| AIA Group (HKD) | 145,400 | 729 |
| Allianz (EUR) | 4,567 | 774 |
| Allstate | 12,900 | 752 |
| Assured Guaranty | 5,477 | 134 |
| AXA (EUR) | 77,796 | 1,921 |
| Direct Line Insurance (GBP) | 219,516 | 932 |
| Enstar (1) | 400 | 56 |
| Fortegra Financial (1) | 1,700 | 12 |
| HCC Insurance Holdings | 2,200 | 103 |
| Infinity Property & Casualty | 2,350 | 150 |
| Kemper | 1,400 | 49 |
| Marsh & McLennan | 40,200 | 2,021 |
| MetLife | 66,900 | 3,407 |
| Munich Re (EUR) | 5,351 | 1,186 |
| Ping An Insurance, H Shares (HKD) | 80,500 | 621 |
| Prudential (GBP) | 22,617 | 525 |
| QBE Insurance (AUD) | 25,354 | 269 |
| RLI | 1,800 | 80 |
| Selective Insurance | 4,600 | 109 |
| Sony Financial (JPY) | 36,700 | 608 |
| State Auto Financial | 2,300 | 50 |
| Storebrand (NOK) (1) | 117,539 | 698 |
| Sun Life Financial (CAD) | 20,700 | 701 |
| Swiss Life (CHF) | 3,019 | 726 |
| Tokio Marine Holdings (JPY) | 31,200 | 991 |
| XL Group | 42,065 | 1,365 |
| | | 18,969 |

**Real Estate Investment Trusts 0.7%**

| | | |
|---|---|---|
| Acadia Realty Trust, REIT | 1,600 | 44 |
| American Tower, REIT | 39,800 | 3,567 |
| Annaly Capital Management, REIT | 31,800 | 375 |
| CatchMark Timber Trust, Class A, REIT | 1,890 | 25 |
| CBL & Associates Properties, REIT | 5,100 | 96 |
| Chesapeake Lodging Trust, REIT | 3,400 | 99 |
| Colony Financial, REIT | 1,200 | 27 |
| Cousins Properties, REIT | 3,883 | 47 |
| DiamondRock Hospitality, REIT | 11,485 | 143 |
| Digital Realty Trust, REIT | 3,900 | 224 |
| EastGroup Properties, REIT | 1,900 | 121 |
| Equity One, REIT | 3,000 | 69 |
| First Potomac Realty Trust, REIT | 2,200 | 29 |
| Kilroy Realty, REIT | 700 | 42 |
| LaSalle Hotel Properties, REIT | 1,700 | 56 |
| Pebblebrook Hotel Trust, REIT | 300 | 11 |
| PS Business Parks, REIT | 1,900 | 160 |
| Starwood Property Trust, REIT | 500 | 12 |
| Starwood Waypoint Residential, REIT (1) | 180 | 5 |
| Unibail-Rodamco (EUR) | 1,972 | 551 |
| Urstadt Biddle Properties, Class A, REIT | 1,200 | 25 |
| Westfield Retail Trust (AUD) | 217,078 | 644 |
| Weyerhaeuser, REIT | 86,985 | 2,733 |
| | | 9,105 |

**Real Estate Management & Development 0.1%**

| | | |
|---|---|---|
| Agile Property (HKD) | 382,000 | 300 |
| Alexander & Baldwin | 1,200 | 45 |
| Goldcrest Company (JPY) | 2,860 | 59 |
| Kerry Properties (HKD) | 93,500 | 307 |
| Mitsui Fudosan (JPY) | 16,000 | 509 |
| RE/MAX Holdings, Class A | 600 | 17 |

| | | |
|---|---|---|
| St. Joe (1) | 3,300 | 78 |
| | | 1,315 |

**Thrifts & Mortgage Finance 0.0%**

| | | |
|---|---|---|
| Capitol Federal Financial | 10,141 | 123 |
| Essent (1) | 900 | 18 |
| MGIC Investment (1) | 2,300 | 20 |
| PennyMac Financial Services (1) | 1,100 | 17 |
| Radian | 6,400 | 92 |
| Walker & Dunlop (1) | 1,000 | 15 |
| | | 285 |
| Total Financials | | 91,004 |

**HEALTH CARE 6.0%**

**Biotechnology 1.5%**

| | | |
|---|---|---|
| Acceleron Pharma (1) | 900 | 27 |
| Alexion Pharmaceuticals (1) | 17,800 | 2,960 |
| Alkermes (1) | 2,900 | 133 |
| AMAG Pharmaceuticals (1) | 600 | 11 |
| Amgen | 8,350 | 968 |
| Biogen Idec (1) | 13,300 | 4,248 |
| BioMarin Pharmaceutical (1) | 800 | 46 |
| Celgene (1) | 18,600 | 2,846 |
| Chimerix (1) | 700 | 13 |
| CSL (AUD) | 10,506 | 690 |
| Cubist Pharmaceuticals (1) | 1,700 | 113 |
| Cubist Pharmaceuticals, Rights, 1/2/24 (1) | 800 | — |
| Exelixis (1) | 4,500 | 15 |
| Gilead Sciences (1) | 72,500 | 5,888 |
| Idenix Pharmaceuticals (1) | 2,500 | 16 |
| Incyte (1) | 6,100 | 302 |
| Isis Pharmaceuticals (1) | 1,500 | 44 |
| Pharmacyclics (1) | 3,700 | 329 |
| Regeneron Pharmaceuticals (1) | 3,300 | 1,013 |

| | | |
|---|---|---|
| Seattle Genetics (1) | 1,100 | 37 |
| TESARO (1) | 800 | 21 |
| Ultragenyx Pharmaceutical (1) | 100 | 4 |
| Vanda Pharmaceuticals (1) | 900 | 9 |
| Vertex Pharmaceuticals (1) | 2,900 | 209 |
| | | 19,942 |
| **Health Care Equipment & Supplies 0.4%** | | |
| Accuray (1) | 1,413 | 13 |
| Analogic | 800 | 55 |
| Becton, Dickinson & Company | 5,700 | 671 |
| Cooper Companies | 700 | 90 |
| Covidien | 21,800 | 1,594 |
| Edwards Lifesciences (1) | 200 | 16 |
| Elekta, B Shares (SEK) (3) | 44,319 | 573 |
| GN Store Nord (DKK) | 18,089 | 497 |
| HeartWare International (1) | 600 | 54 |
| Intuitive Surgical (1) | 300 | 111 |
| K2M Group Holdings (1) | 1,400 | 21 |
| Masimo (1) | 100 | 3 |
| Meridian Bioscience | 4,400 | 90 |
| Sonova (CHF) | 3,123 | 476 |
| Steris | 2,500 | 134 |
| Stryker | 6,400 | 541 |
| Thoratec (1) | 1,100 | 36 |
| Tornier (1) | 3,500 | 75 |
| Volcano (1) | 2,600 | 45 |
| Wright Medical Group (1) | 3,000 | 91 |
| | | 5,186 |
| **Health Care Providers & Services 1.1%** | | |
| Acadia Healthcare (1) | 2,400 | 102 |
| AmerisourceBergen | 7,100 | 520 |
| Cardinal Health | 10,500 | 742 |
| Catamaran (1) | 406 | 18 |

| | | |
|---|---|---|
| Centene (1) | 1,200 | 89 |
| Cigna | 21,600 | 1,939 |
| Fresenius (EUR) (3) | 9,277 | 1,384 |
| HCA Holdings (1) | 23,800 | 1,261 |
| Healthways (1) | 1,100 | 19 |
| Henry Schein (1) | 700 | 84 |
| LifePoint Hospitals (1) | 1,600 | 98 |
| McKesson | 24,700 | 4,684 |
| Miraca Holdings (JPY) | 9,400 | 443 |
| Team Health Holdings (1) | 1,000 | 51 |
| UnitedHealth Group | 31,700 | 2,524 |
| WellCare Health Plans (1) | 2,000 | 155 |
| WellPoint | 14,900 | 1,615 |
| | | 15,728 |
| **Health Care Technology 0.0%** | | |
| HMS Holdings (1) | 4,300 | 81 |
| | | 81 |
| **Life Sciences Tools & Services 0.6%** | | |
| Agilent Technologies | 47,400 | 2,699 |
| Bruker (1) | 3,900 | 82 |
| Thermo Fisher Scientific | 51,400 | 6,009 |
| | | 8,790 |
| **Pharmaceuticals 2.4%** | | |
| AbbVie | 17,700 | 962 |
| Actavis (1) | 2,000 | 423 |
| Allergan | 10,400 | 1,742 |
| Astellas Pharma (JPY) | 90,900 | 1,169 |
| AVANIR Pharmaceuticals (1) | 11,500 | 61 |
| Bayer (EUR) | 21,549 | 3,117 |
| GlaxoSmithKline, ADR | 45,700 | 2,465 |
| Hospira (1) | 34,700 | 1,706 |
| Johnson & Johnson | 36,200 | 3,673 |
| Medicines Company (1) | 2,000 | 56 |

| | | |
|---|---|---|
| Merck | 82,200 | 4,756 |
| Novartis (CHF) | 41,808 | 3,749 |
| Pacira Pharmaceuticals (1) | 2,800 | 217 |
| Perrigo | 200 | 28 |
| Pfizer | 149,689 | 4,435 |
| Roche Holding - Genusscheine (CHF) | 6,431 | 1,892 |
| Takeda Pharmaceutical (JPY) | 18,700 | 849 |
| Theravance (1) | 300 | 9 |
| Valeant Pharmaceuticals International (1) | 9,400 | 1,233 |
| | | 32,542 |
| Total Health Care | | 82,269 |

## INDUSTRIALS & BUSINESS SERVICES 5.0%

**Aerospace & Defense 1.5%**

| | | |
|---|---|---|
| American Science Engineering | 1,400 | 94 |
| Boeing | 46,100 | 6,235 |
| Hexcel (1) | 2,200 | 90 |
| Honeywell International | 39,100 | 3,642 |
| Moog, Class A (1) | 1,600 | 115 |
| Precision Castparts | 14,150 | 3,580 |
| Rolls-Royce Holdings (GBP) | 50,563 | 881 |
| Teledyne Technologies (1) | 2,200 | 209 |
| Textron | 27,100 | 1,063 |
| United Technologies | 43,400 | 5,044 |
| | | 20,953 |

**Air Freight & Logistics 0.1%**

| | | |
|---|---|---|
| FedEx | 8,500 | 1,225 |
| Toll Holdings (AUD) | 81,322 | 410 |
| UTi Worldwide | 2,400 | 24 |
| | | 1,659 |

**Airlines 0.7%**

| | | |
|---|---|---|
| Allegiant Travel | 1,200 | 138 |

| | | |
|---|---|---|
| American Airlines (1) | 151,500 | 6,084 |
| Delta Air Lines | 26,500 | 1,058 |
| United Continental (1) | 59,000 | 2,618 |
| | | 9,898 |
| **Building Products 0.0%** | | |
| AAON | 2,150 | 67 |
| Apogee Enterprises | 2,200 | 66 |
| Lennox International | 2,100 | 178 |
| NCI Building Systems (1) | 2,900 | 49 |
| Quanex Building Products | 2,600 | 46 |
| Simpson Manufacturing | 2,100 | 70 |
| | | 476 |
| **Commercial Services & Supplies 0.1%** | | |
| ARC Document Solutions (1) | 2,200 | 14 |
| G & K Services, Class A | 800 | 41 |
| Horizon North Logistics (CAD) | 4,300 | 31 |
| IHS (1) | 4,000 | 504 |
| ISS (DKK) (1) | 4,142 | 143 |
| Knoll | 4,400 | 77 |
| Mobile Mini | 3,100 | 135 |
| MSA Safety | 2,700 | 148 |
| Multi-Color | 2,200 | 77 |
| R.R. Donnelley | 495 | 8 |
| Republic Services | 8,400 | 297 |
| Ritchie Bros. Auctioneers | 3,500 | 80 |
| SP Plus (1) | 900 | 21 |
| Team (1) | 1,200 | 50 |
| Waste Connections | 2,625 | 120 |
| | | 1,746 |
| **Construction & Engineering 0.1%** | | |
| Bouygues (EUR) | 13,074 | 607 |
| Bouygues, Rights, 6/11/14 (EUR) (1) | 13,074 | — |

| | | |
|---|---|---|
| Quanta Services (1) | 845 | 29 |
| | | 636 |
| **Electrical Equipment 0.3%** | | |
| ABB (CHF) | 29,192 | 694 |
| Acuity Brands | 700 | 88 |
| AZZ | 2,500 | 111 |
| Encore Wire | 800 | 39 |
| General Cable | 2,900 | 74 |
| Legrand (EUR) (3) | 20,495 | 1,297 |
| Mitsubishi Electric (JPY) | 98,000 | 1,145 |
| Thermon Group Holdings (1) | 1,200 | 28 |
| | | 3,476 |
| **Industrial Conglomerates 1.3%** | | |
| 3M | 12,300 | 1,753 |
| Danaher | 59,900 | 4,698 |
| DCC (GBP) | 14,032 | 826 |
| GE | 195,200 | 5,230 |
| Hutchison Whampoa (HKD) | 111,300 | 1,490 |
| Koninklijke Philips (EUR) | 35,566 | 1,123 |
| Koninklijke Philips, Rights, 7/3/14 (EUR) (1) | 35,566 | — |
| Roper Industries | 7,200 | 1,020 |
| Sembcorp Industries (SGD) | 112,060 | 483 |
| Siemens (EUR) | 10,620 | 1,411 |
| | | 18,034 |
| **Machinery 0.3%** | | |
| Albany International | 2,500 | 93 |
| Clarcor | 900 | 53 |
| EnPro Industries (1) | 2,100 | 154 |
| ESCO Technologies | 2,600 | 87 |
| Flowserve | 8,800 | 649 |
| Graco | 1,900 | 139 |
| Harsco | 4,700 | 127 |
| John Bean Technologies | 3,500 | 100 |

| | | |
|---|---|---|
| Luxfer Holdings, ADR | 3,400 | 64 |
| Manitowoc | 4,100 | 111 |
| Mueller Water Products | 5,800 | 49 |
| Pall | 1,300 | 110 |
| RBC Bearings | 1,900 | 114 |
| Rexnord (1) | 3,700 | 95 |
| Sun Hydraulics | 1,350 | 50 |
| Terex | 13,000 | 500 |
| Toro | 2,300 | 148 |
| TriMas (1) | 2,800 | 98 |
| Valmont Industries | 800 | 124 |
| Wabtec | 10,300 | 811 |
| Watts Water Technologies, Class A | 700 | 39 |
| Woodward | 600 | 27 |
| | | 3,742 |
| **Marine 0.1%** | | |
| Maersk (DKK) | 372 | 969 |
| Matson | 1,100 | 27 |
| Nippon Yusen Kabushiki Kaisha (JPY) | 18,000 | 53 |
| | | 1,049 |
| **Professional Services 0.0%** | | |
| Kforce | 2,800 | 62 |
| Trinet (1) | 1,100 | 27 |
| | | 89 |
| **Road & Rail 0.3%** | | |
| Canadian Pacific Railway | 2,900 | 486 |
| Celadon Group | 2,300 | 54 |
| Central Japan Railway (JPY) | 8,500 | 1,129 |
| Heartland Express | 212 | 5 |
| J.B. Hunt Transport Services | 2,100 | 163 |
| Kansas City Southern | 8,900 | 957 |
| Knight Transportation | 5,700 | 139 |
| Landstar System | 1,700 | 110 |

| | | |
|---|---|---|
| Union Pacific | 8,200 | 1,634 |
| | | 4,677 |
| **Trading Companies & Distributors 0.2%** | | |
| Fastenal (3) | 5,200 | 253 |
| H&E Equipment Services (1) | 2,300 | 80 |
| Mitsubishi (JPY) | 41,000 | 812 |
| Mitsui (JPY) | 48,900 | 744 |
| W. W. Grainger | 200 | 52 |
| | | 1,941 |
| Total Industrials & Business Services | | 68,376 |
| **INFORMATION TECHNOLOGY 4.4%** | | |
| **Communications Equipment 0.1%** | | |
| ADTRAN | 4,200 | 94 |
| Alcatel-Lucent (EUR) (1) | 111,145 | 453 |
| Aruba Networks (1) | 5,100 | 94 |
| Finisar (1) | 2,447 | 58 |
| Ixia (1) | 1,800 | 21 |
| QUALCOMM | 14,600 | 1,175 |
| | | 1,895 |
| **Electronic Equipment, Instruments & Components 0.1%** | | |
| Control4 (1) | 1,500 | 26 |
| CTS | 2,500 | 44 |
| Electro Rent | 1,200 | 19 |
| Fabrinet (1) | 2,800 | 53 |
| FARO Technologies (1) | 1,300 | 55 |
| Hamamatsu Photonics (JPY) | 11,600 | 562 |
| InvenSense (1) | 1,800 | 35 |
| National Instruments | 3,650 | 105 |
| Rofin-Sinar Technology (1) | 2,100 | 49 |
| Trimble Navigation (1) | 3,200 | 115 |
| | | 1,063 |

**Internet Software & Services 1.7%**

| | | |
|---|---|---|
| Akamai Technologies (1) | 15,900 | 864 |
| Angie's List (1) | 1,600 | 17 |
| Baidu, ADR (1) | 23,500 | 3,901 |
| Bazaarvoice (1) | 4,700 | 31 |
| Cornerstone OnDemand (1) | 500 | 20 |
| Cvent (1) | 400 | 10 |
| eBay (1) | 4,100 | 208 |
| Facebook (1) | 52,444 | 3,320 |
| Five9 (1) | 3,300 | 25 |
| Google, Class A (1) | 8,865 | 5,068 |
| Google, Class C (1) | 8,965 | 5,029 |
| GrubHub (1) | 800 | 27 |
| GrubHub Seamless, Acquisition Date: 8/13/13 Acquisition Cost $23 (1)(2) | 1,330 | 43 |
| Kakaku.com (JPY) | 29,300 | 516 |
| LinkedIn (1) | 4,800 | 768 |
| LivePerson (1) | 2,500 | 24 |
| Marketo (1) | 3,800 | 88 |
| NAVER (KRW) | 1,314 | 976 |
| OpenTable (1) | 1,000 | 68 |
| OPOWER (1) | 700 | 12 |
| Pandora Media (1) | 3,100 | 76 |
| Telecity (GBP) | 3,175 | 38 |
| Tencent Holdings (HKD) | 149,400 | 2,096 |
| Xoom (1) | 1,900 | 42 |
| Zillow (1) | 100 | 12 |
| | | 23,279 |

**IT Services 1.0%**

| | | |
|---|---|---|
| Alliance Data Systems (1) | 2,100 | 538 |
| Cognizant Technology Solutions (1) | 29,400 | 1,429 |
| Fiserv (1) | 16,900 | 1,016 |
| FleetCor Technologies (1) | 800 | 101 |
| Jack Henry & Associates | 2,800 | 162 |

| | | |
|---|---|---|
| MasterCard, Class A | 61,400 | 4,694 |
| Sapient (1) | 3,500 | 58 |
| Visa, Class A | 17,850 | 3,835 |
| Xerox | 151,900 | 1,876 |
| | | 13,709 |
| **Semiconductor & Semiconductor Equipment 0.8%** | | |
| Advanced Energy Industries (1) | 1,400 | 27 |
| Applied Materials | 37,600 | 759 |
| ASML (EUR) | 7,259 | 623 |
| Avago Technologies | 21,600 | 1,526 |
| Cavium (1) | 1,200 | 59 |
| Diodes (1) | 2,050 | 57 |
| Fairchild Semiconductor, Class A (1) | 4,000 | 59 |
| GT Advanced Technologies (1) | 700 | 12 |
| Intel | 3,000 | 82 |
| Kopin (1) | 3,400 | 11 |
| M/A-COM Technology Solutions Holdings (1) | 2,100 | 38 |
| Mellanox Technologies (1) | 1,000 | 32 |
| Micron Technology (1) | 68,400 | 1,955 |
| NXP Semiconductors (1) | 18,400 | 1,143 |
| PDF Solutions (1) | 1,900 | 38 |
| PMC-Sierra (1) | 13,100 | 93 |
| Samsung Electronics (KRW) | 584 | 826 |
| Semtech (1) | 3,200 | 83 |
| Silicon Laboratories (1) | 800 | 36 |
| Taiwan Semiconductor Manufacturing (TWD) | 244,719 | 975 |
| Texas Instruments | 44,400 | 2,086 |
| Tokyo Electron (JPY) | 6,000 | 361 |
| | | 10,881 |
| **Software 0.3%** | | |
| Allot Communications (1) | 2,600 | 35 |
| Autodesk (1) | 800 | 42 |
| Barracuda Networks (1) | 400 | 12 |

| | | |
|---|---|---|
| Bottomline Technologies (1) | 3,200 | 92 |
| Cadence Design Systems (1) | 2,800 | 47 |
| Commvault Systems (1) | 1,000 | 49 |
| Computer Modelling (CAD) | 1,200 | 33 |
| Concur Technologies (1) | 500 | 43 |
| Electronic Arts (1) | 3,600 | 126 |
| Fleetmatics (1) | 4,100 | 117 |
| Fortinet (1) | 1,400 | 31 |
| Guidewire Software (1) | 2,500 | 94 |
| Infoblox (1) | 800 | 10 |
| Interactive Intelligence (1) | 2,300 | 117 |
| Intuit | 300 | 24 |
| Microsoft | 10,900 | 446 |
| Nintendo (JPY) | 600 | 69 |
| Progress Software (1) | 2,800 | 61 |
| Proofpoint (1) | 2,800 | 89 |
| Pros Holdings (1) | 2,200 | 51 |
| Red Hat (1) | 15,000 | 752 |
| Salesforce.com (1) | 35,700 | 1,879 |
| SS&C Technologies Holdings (1) | 5,500 | 235 |
| Tangoe (1) | 6,700 | 100 |
| VMware, Class A (1) | 2,000 | 193 |
| | | 4,747 |

**Technology Hardware, Storage & Peripherals 0.4%**

| | | |
|---|---|---|
| Apple | 3,050 | 1,931 |
| Canon (JPY) | 14,800 | 489 |
| Cray (1) | 4,400 | 123 |
| Seagate Technology | 14,600 | 784 |
| Wacom (JPY) (3) | 36,700 | 192 |
| Western Digital | 8,800 | 773 |
| | | 4,292 |
| Total Information Technology | | 59,866 |

## MATERIALS 1.7%

### Chemicals 1.1%

| | | |
|---|---|---|
| Alent (GBP) | 49,679 | 270 |
| Asahi Kasei (JPY) | 125,000 | 938 |
| BASF (EUR) | 10,541 | 1,214 |
| Celanese, Series A | 42,800 | 2,683 |
| Ecolab | 20,100 | 2,195 |
| Flotek Industries (1) | 2,400 | 68 |
| FMC | 3,500 | 268 |
| Intrepid Potash (1) | 700 | 11 |
| Koppers | 1,900 | 69 |
| Lyondellbasell Industries, Class A | 16,000 | 1,593 |
| Monsanto | 6,800 | 829 |
| Mosaic | 4,100 | 205 |
| Potash Corporation of Saskatchewan | 10,100 | 367 |
| Praxair | 10,400 | 1,375 |
| Rockwood Holdings | 3,100 | 237 |
| Senomyx (1) | 2,500 | 17 |
| Sherwin-Williams | 13,150 | 2,691 |
| Tosoh (JPY) | 35,000 | 167 |
| Umicore (EUR) | 14,268 | 686 |
| | | 15,883 |

### Construction Materials 0.1%

| | | |
|---|---|---|
| Eagle Materials | 600 | 52 |
| Holcim (CHF) | 7,513 | 659 |
| Martin Marietta Materials | 400 | 49 |
| | | 760 |

### Containers & Packaging 0.0%

| | | |
|---|---|---|
| Berry Plastics (1) | 5,000 | 118 |
| | | 118 |

### Metals & Mining 0.3%

| | | |
|---|---|---|
| Agnico Eagle Mines (CAD) | 9,800 | 297 |

| | | |
|---|---|---|
| Antofagasta (GBP) | 18,486 | 244 |
| BHP Billiton (AUD) | 24,845 | 856 |
| BHP Billiton (GBP) | 32,712 | 1,024 |
| Compass Minerals | 1,100 | 102 |
| Constellium (1) | 4,800 | 140 |
| Franco-Nevada (CAD) | 1,500 | 70 |
| Freeport-McMoRan Copper & Gold | 4,700 | 160 |
| Haynes International | 1,400 | 75 |
| Petra Diamonds (GBP) (1) | 9,240 | 24 |
| Rio Tinto (AUD) | 11,420 | 630 |
| Schnitzer Steel, Class A | 2,300 | 57 |
| SSAB (SEK) (1) | 50,134 | 480 |
| Worthington Industries | 800 | 32 |
| | | 4,191 |

**Paper & Forest Products 0.2%**

| | | |
|---|---|---|
| Clearwater Paper (1) | 1,200 | 75 |
| International Paper | 60,700 | 2,891 |
| Louisiana Pacific (1) | 6,600 | 94 |
| Schweitzer-Mauduit International | 800 | 33 |
| | | 3,093 |
| Total Materials | | 24,045 |

## TELECOMMUNICATION SERVICES 0.6%

**Diversified Telecommunication Services 0.4%**

| | | |
|---|---|---|
| Hutchison Telecommunications Hong Kong Holdings (HKD) | 248,000 | 92 |
| Nippon Telegraph & Telephone (JPY) | 24,800 | 1,479 |
| Premiere Global Services (1) | 3,700 | 48 |
| Telecom Italia (EUR) | 948,695 | 906 |
| Telefonica (EUR) | 59,497 | 998 |
| Telstra (AUD) | 79,071 | 393 |
| TW Telecom (1) | 2,200 | 72 |
| Windstream Holdings (3) | 77,800 | 745 |

| | | |
|---|---|---|
| Ziggo (EUR) | 7,969 | 376 |
| | | 5,109 |
| **Wireless Telecommunication Services 0.2%** | | |
| America Movil, ADR | 32,500 | 628 |
| RingCentral (1) | 3,500 | 43 |
| SoftBank (JPY) | 20,200 | 1,470 |
| Vodafone, ADR (1) | 38,261 | 1,339 |
| | | 3,480 |
| Total Telecommunication Services | | 8,589 |
| **UTILITIES 1.6%** | | |
| **Electric Utilities 0.6%** | | |
| American Electric Power | 20,100 | 1,072 |
| Cleco | 700 | 36 |
| El Paso Electric | 2,300 | 88 |
| Entergy | 17,100 | 1,290 |
| Exelon | 54,900 | 2,022 |
| FirstEnergy | 37,500 | 1,268 |
| NRG Yield, Class A | 700 | 33 |
| OGE Energy | 1,700 | 63 |
| PNM Resources | 5,900 | 168 |
| SSE (GBP) | 51,886 | 1,353 |
| | | 7,393 |
| **Gas Utilities 0.0%** | | |
| Chesapeake Utilities | 500 | 33 |
| Southwest Gas | 2,100 | 110 |
| | | 143 |
| **Independent Power & Renewable Electricity Producers 0.5%** | | |
| AES | 156,500 | 2,207 |
| Calpine (1) | 62,700 | 1,462 |
| Dynegy (1) | 4,800 | 162 |

| | | |
|---|---|---|
| NRG Energy | 89,857 | 3,202 |
| | | 7,033 |
| **Multi-Utilities 0.5%** | | |
| CenterPoint Energy | 16,400 | 396 |
| E.ON (EUR) | 42,896 | 835 |
| GDF Suez (EUR) | 38,572 | 1,077 |
| MDU Resources | 44,100 | 1,494 |
| National Grid (GBP) | 80,864 | 1,206 |
| NorthWestern | 900 | 43 |
| PG&E | 37,600 | 1,725 |
| | | 6,776 |
| Total Utilities | | 21,345 |
| Total Common Stocks (Cost $300,961) | | 502,680 |
| **PREFERRED STOCKS 0.2%** | | |
| **CONSUMER DISCRETIONARY 0.2%** | | |
| **Automobiles 0.2%** | | |
| Volkswagen (EUR) | 7,443 | 1,978 |
| Total Consumer Discretionary | | 1,978 |
| **INDUSTRIALS & BUSINESS SERVICES 0.0%** | | |
| **Aerospace & Defense 0.0%** | | |
| Rolls-Royce Holdings, C Shares (GBP) (1) | 7,119,018 | 12 |
| Total Industrials & Business Services | | 12 |
| Total Preferred Stocks (Cost $944) | | 1,990 |

| | | |
|---|---|---|
| **CONVERTIBLE PREFERRED STOCKS 0.0%** | | |
| **ENERGY 0.0%** | | |
| **Oil, Gas & Consumable Fuels 0.0%** | | |
| GeoMet | 1,104 | 3 |
| Total Energy | | 3 |
| **FINANCIALS 0.0%** | | |
| **Real Estate Investment Trusts 0.0%** | | |
| American Tower (1) | 3,018 | 322 |
| Total Financials | | 322 |
| **INFORMATION TECHNOLOGY 0.0%** | | |
| **Internet Software & Services 0.0%** | | |
| Cloudera, Acquisition Date: 2/5/14 Acquisition Cost $21 (1)(2)(4) | 1,416 | 39 |
| MongoDB, Acquisition Date: 10/2/13 Acquisition Cost $19 (1)(2)(4) | 1,164 | 20 |
| | | 59 |
| **IT Services 0.0%** | | |
| Apptio, Acquisition Date: 3/9/12, Acquisition Cost $26 (1)(2)(4) | 1,478 | 33 |
| | | 33 |
| Total Information Technology | | 92 |
| Total Convertible Preferred Stocks (Cost $376) | | 417 |
| **CONVERTIBLE BONDS 0.0%** | | |
| Terex, 4.00%, 6/1/15 | 11,000 | 26 |
| Total Convertible Bonds (Cost $11) | | 26 |
| **CORPORATE BONDS 7.0%** | | |
| ABN Amro Bank, 6.25%, 4/27/22 | 495,000 | 560 |

| | | |
|---|---|---|
| Aetna, 2.20%, 3/15/19 | 280,000 | 282 |
| Aflac, 3.625%, 6/15/23 | 825,000 | 846 |
| Altria Group, 4.75%, 5/5/21 | 360,000 | 398 |
| American Airlines, 4.00%, 1/15/27 (5) | 379,434 | 385 |
| American Airlines, 4.95%, 7/15/24 (5) | 509,460 | 550 |
| American International Group, 4.125%, 2/15/24 | 475,000 | 499 |
| American International Group, 6.40%, 12/15/20 | 135,000 | 163 |
| Ameriprise Financial, 7.30%, 6/28/19 | 225,000 | 279 |
| Anadarko Petroleum, 6.375%, 9/15/17 | 285,000 | 329 |
| Avnet Electronic, 5.875%, 6/15/20 | 630,000 | 712 |
| Avon Products, 4.60%, 3/15/20 | 380,000 | 391 |
| Avon Products, 5.00%, 3/15/23 | 400,000 | 404 |
| Banco Credito Del Peru, 5.375%, 9/16/20 | 100,000 | 110 |
| Banco Santander Chile, 3.875%, 9/20/22 (5) | 305,000 | 305 |
| Bank of America, 2.00%, 1/11/18 | 610,000 | 613 |
| Bank of America, 3.30%, 1/11/23 | 675,000 | 664 |
| Bank of America, 3.875%, 3/22/17 | 415,000 | 444 |
| Bank of America, 5.65%, 5/1/18 | 920,000 | 1,046 |
| Barclays Bank, 2.50%, 2/20/19 | 300,000 | 305 |
| Barclays Bank, 5.14%, 10/14/20 | 935,000 | 1,021 |
| BBVA Bancomer, 4.375%, 4/10/24 (5) | 675,000 | 689 |
| Berkshire Hathaway Finance, 4.30%, 5/15/43 | 625,000 | 619 |
| Bestgain Real Estate, 2.625%, 3/13/18 | 200,000 | 191 |
| BPCE, 5.15%, 7/21/24 (5) | 1,650,000 | 1,719 |
| Bunge Limited Finance, 3.20%, 6/15/17 | 120,000 | 125 |
| Burlington Northern Santa Fe, 5.15%, 9/1/43 | 630,000 | 698 |
| Burlington Northern Santa Fe, 5.40%, 6/1/41 | 195,000 | 223 |
| Catholic Health Initiatives, 2.95%, 11/1/22 | 280,000 | 271 |
| CC Holdings, 3.849%, 4/15/23 | 830,000 | 836 |
| CNA Financial, 3.95%, 5/15/24 | 425,000 | 439 |

| | | |
|---|---|---|
| CNA Financial, 5.875%, 8/15/20 | 685,000 | 802 |
| Comcast, 3.125%, 7/15/22 | 180,000 | 183 |
| Comcast, 6.95%, 8/15/37 | 865,000 | 1,161 |
| Conagra Foods, 3.20%, 1/25/23 | 795,000 | 775 |
| Constellation Energy, 5.15%, 12/1/20 | 330,000 | 372 |
| Continental Airlines, 4.15%, 10/11/25 | 185,402 | 193 |
| Continental Airlines, 4.75%, 7/12/22 | 73,143 | 79 |
| Continental Airlines, 7.25%, 5/10/21 | 448,386 | 527 |
| Continental Resources, 5.00%, 9/15/22 | 990,000 | 1,073 |
| Cooperative Centrale Raiffeisen-Boerenl, 4.625%, 12/1/23 | 495,000 | 522 |
| Cox Communications, 3.25%, 12/15/22 (5) | 775,000 | 756 |
| Cox Communications, 8.375%, 3/1/39 (5) | 140,000 | 197 |
| Credit Agricole, 2.50%, 4/15/19 (5) | 865,000 | 873 |
| Credit Suisse, 6.50%, 8/8/23 (5) | 800,000 | 889 |
| Crown Castle Towers, 6.113%, 1/15/40 (5) | 580,000 | 680 |
| DCP Midstream Operating, 2.50%, 12/1/17 | 110,000 | 113 |
| DCP Midstream Operating, 2.70%, 4/1/19 | 35,000 | 35 |
| DCP Midstream Operating, 3.25%, 10/1/15 | 195,000 | 201 |
| DCP Midstream Operating, 3.875%, 3/15/23 | 205,000 | 207 |
| Delphi, 4.15%, 3/15/24 | 555,000 | 578 |
| Delta Air Lines, 5.30%, 10/15/20 | 43,307 | 48 |
| Delta Air Lines, 7.75%, 6/17/21 | 66,311 | 78 |
| Delta Air Lines, ETC, 4.95%, 5/23/19 | 58,008 | 63 |
| DirectTV, 3.80%, 3/15/22 | 128,000 | 132 |
| Dow Chemical, 4.25%, 11/15/20 | 65,000 | 70 |
| Dow Chemical, 8.55%, 5/15/19 | 245,000 | 316 |
| EADS Finance, 2.70%, 4/17/23 (5) | 465,000 | 449 |
| Energy Transfer Partners, 3.60%, 2/1/23 | 1,030,000 | 1,017 |
| Energy Transfer Partners, 5.20%, 2/1/22 | 410,000 | 454 |
| ENN Energy Holdings, 6.00%, 5/13/21 | 200,000 | 223 |

| | | |
|---|---|---|
| Enogex, 6.25%, 3/15/20 (5) | 110,000 | 122 |
| Enterprise Products Operations, 3.35%, 3/15/23 | 450,000 | 450 |
| Enterprise Products Operations, 7.55%, 4/15/38 | 160,000 | 223 |
| EQT, 4.875%, 11/15/21 | 405,000 | 439 |
| EQT, 8.125%, 6/1/19 | 340,000 | 420 |
| ERAC USA Finance, 5.25%, 10/1/20 (5) | 200,000 | 229 |
| Exelon Generation, 6.25%, 10/1/39 | 195,000 | 228 |
| FirstEnergy, 2.75%, 3/15/18 | 305,000 | 308 |
| FirstEnergy, 4.25%, 3/15/23 | 345,000 | 341 |
| FirstEnergy, 7.375%, 11/15/31 | 250,000 | 294 |
| FirstEnergy Transmission, 4.35%, 1/15/25 (5) | 560,000 | 565 |
| Fiserv, 3.125%, 6/15/16 | 110,000 | 115 |
| Fiserv, 3.50%, 10/1/22 | 200,000 | 200 |
| Ford Motor Credit, 5.75%, 2/1/21 | 1,095,000 | 1,268 |
| GATX, 2.50%, 3/15/19 | 425,000 | 428 |
| GATX, 2.50%, 7/30/19 | 305,000 | 307 |
| GATX, 3.50%, 7/15/16 | 270,000 | 284 |
| GATX, 4.85%, 6/1/21 | 270,000 | 298 |
| GE Capital, 4.625%, 1/7/21 | 945,000 | 1,055 |
| GE Capital, 5.30%, 2/11/21 | 1,115,000 | 1,270 |
| Goldman Sachs, 2.375%, 1/22/18 | 385,000 | 391 |
| Goldman Sachs, 3.625%, 1/22/23 | 1,015,000 | 1,016 |
| Goldman Sachs, 5.75%, 1/24/22 | 1,500,000 | 1,733 |
| Goldman Sachs, 6.15%, 4/1/18 | 895,000 | 1,030 |
| Goldman Sachs, 7.50%, 2/15/19 | 450,000 | 551 |
| Grain Spectrum Funding, 4.00%, 10/10/18 (5) | 515,000 | 512 |
| GTP Acquisition Partners, 2.364%, 5/15/43 (5) | 300,000 | 292 |
| GTP Acquisition Partners, 4.347%, 6/15/41 (5) | 95,000 | 98 |
| Harvard University, Presidents & Fellows, 3.619%, 10/1/37 | 180,000 | 169 |
| Heathrow Funding, 4.875%, 7/15/23 (5) | 570,000 | 633 |

| | | |
|---|---|---|
| Holcim, 5.15%, 9/12/23 (5) | 310,000 | 338 |
| Holcim, 6.00%, 12/30/19 (5) | 235,000 | 272 |
| HSBC Holdings, 4.25%, 3/14/24 | 540,000 | 555 |
| Hyatt Hotels, 3.875%, 8/15/16 | 385,000 | 407 |
| Hyundai Capital America, 1.875%, 8/9/16 (5) | 140,000 | 142 |
| Hyundai Capital America, 2.55%, 2/6/19 (5) | 420,000 | 426 |
| Hyundai Capital America, 2.875%, 8/9/18 (5) | 235,000 | 243 |
| Iberdrola Finance Ireland, 3.80%, 9/11/14 (5) | 305,000 | 307 |
| ICICI Bank Dubai, 4.80%, 5/22/19 | 200,000 | 213 |
| IFC Development, 2.375%, 5/21/19 | 500,000 | 485 |
| Imperial Tobacco Finance, 3.50%, 2/11/23 (5) | 370,000 | 365 |
| ING U.S., VR, 2.90%, 2/15/18 | 230,000 | 239 |
| International Paper, 4.75%, 2/15/22 | 495,000 | 547 |
| Interpublic Group of Companies, 3.75%, 2/15/23 | 175,000 | 175 |
| Interpublic Group of Companies, 4.00%, 3/15/22 | 420,000 | 433 |
| Intesa Sanpaolo, 3.125%, 1/15/16 | 355,000 | 364 |
| JPMorgan Chase, 3.375%, 5/1/23 | 1,125,000 | 1,097 |
| JPMorgan Chase, 4.50%, 1/24/22 | 1,370,000 | 1,494 |
| JPMorgan Chase, 6.00%, 1/15/18 | 185,000 | 212 |
| Kaiser Permanente, 3.50%, 4/1/22 | 215,000 | 217 |
| Kansas City Southern Railway, VR, 4.55%, 5/15/43 (5) | 800,000 | 763 |
| Kilroy Realty, 4.80%, 7/15/18 | 195,000 | 213 |
| Kroger, 3.30%, 1/15/21 | 310,000 | 317 |
| Life Technologies, 3.50%, 1/15/16 | 220,000 | 229 |
| Life Technologies, 6.00%, 3/1/20 | 345,000 | 405 |
| Lloyds TSB Bank, 6.50%, 9/14/20 (5) | 300,000 | 352 |
| Lukoil International Finance, 7.25%, 11/5/19 | 100,000 | 113 |
| LyondellBasell, 5.00%, 4/15/19 | 785,000 | 886 |
| Marsh & McLennan Companies, 3.50%, 6/3/24 | 710,000 | 710 |
| MassMutual Global Funding II, 2.10%, 8/2/18 (5) | 490,000 | 496 |

| | | |
|---|---|---|
| McKesson, 1.40%, 3/15/18 | 325,000 | 322 |
| Merrill Lynch, 6.11%, 1/29/37 | 610,000 | 703 |
| Merrill Lynch, 6.875%, 4/25/18 | 1,085,000 | 1,283 |
| MetLife, 4.75%, 2/8/21 | 220,000 | 247 |
| Morgan Stanley, 2.125%, 4/25/18 | 850,000 | 858 |
| Morgan Stanley, 3.75%, 2/25/23 | 930,000 | 943 |
| Morgan Stanley, 5.00%, 11/24/25 | 1,005,000 | 1,066 |
| Morgan Stanley, 5.50%, 7/28/21 | 345,000 | 395 |
| Morgan Stanley, 7.30%, 5/13/19 | 665,000 | 810 |
| Murphy Oil, 4.00%, 6/1/22 | 610,000 | 617 |
| Nabors Industries, 2.35%, 9/15/16 (5) | 70,000 | 72 |
| Nabors Industries, 4.625%, 9/15/21 | 290,000 | 312 |
| NBC Universal, 2.875%, 1/15/23 | 515,000 | 510 |
| NBC Universal, 5.15%, 4/30/20 | 590,000 | 680 |
| Newell Rubbermaid, 2.05%, 12/1/17 | 125,000 | 127 |
| News America, 6.40%, 12/15/35 | 335,000 | 418 |
| Noble Energy, 4.15%, 12/15/21 | 515,000 | 554 |
| Noble Energy, 6.00%, 3/1/41 | 210,000 | 253 |
| Nordea Bank, 4.875%, 5/13/21 (5) | 915,000 | 988 |
| O'Reilly Automotive, 3.80%, 9/1/22 | 330,000 | 339 |
| O'Reilly Automotive, 4.875%, 1/14/21 | 260,000 | 286 |
| Odebrecht Finance, 5.125%, 6/26/22 (5) | 255,000 | 271 |
| Odebrecht Offshore Drilling Finance, 6.75%, 10/1/22 | 194,580 | 209 |
| Origin Energy Finance, 3.50%, 10/9/18 (5) | 1,000,000 | 1,030 |
| Perrigo, 2.30%, 11/8/18 (5) | 675,000 | 678 |
| Petrohawk Energy, 7.25%, 8/15/18 | 155,000 | 163 |
| Phillips 66, 4.30%, 4/1/22 | 385,000 | 418 |
| Pioneer Natural Resources, 3.95%, 7/15/22 | 355,000 | 371 |
| Plains All American Pipeline, 2.85%, 1/31/23 | 350,000 | 338 |
| Plains All American Pipeline, 5.75%, 1/15/20 | 205,000 | 239 |

| | | |
|---|---|---|
| PPL Capital Funding, 3.40%, 6/1/23 | 170,000 | 170 |
| PPL Capital Funding, 3.50%, 12/1/22 | 545,000 | 554 |
| Provident, 7.00%, 7/15/18 | 265,000 | 312 |
| QVC, 3.125%, 4/1/19 (5) | 1,420,000 | 1,433 |
| RCI Banque, 4.60%, 4/12/16 (5) | 390,000 | 414 |
| Reinsurance Group of America, 5.00%, 6/1/21 | 210,000 | 233 |
| Reinsurance Group of America, 5.625%, 3/15/17 | 130,000 | 143 |
| Reinsurance Group of America, 6.45%, 11/15/19 | 130,000 | 154 |
| Reynolds American, 3.25%, 11/1/22 | 200,000 | 193 |
| Rio Tinto Finance USA, 2.875%, 8/21/22 | 50,000 | 49 |
| Rio Tinto Finance USA, 3.50%, 3/22/22 | 55,000 | 56 |
| Rowan Companies, 4.875%, 6/1/22 | 120,000 | 129 |
| Rowan Companies, 5.00%, 9/1/17 | 340,000 | 371 |
| Santander U.K., 5.00%, 11/7/23 (5) | 665,000 | 715 |
| SBA Tower Trust, 2.933%, 12/15/42 (5) | 150,000 | 152 |
| SES, 3.60%, 4/4/23 (5) | 235,000 | 236 |
| Sirius XM Radio, 5.25%, 8/15/22 (5) | 645,000 | 697 |
| Southwest Airlines, 5.125%, 3/1/17 | 270,000 | 296 |
| Spectra Energy Capital, 3.30%, 3/15/23 | 455,000 | 435 |
| Sun Hung Kai Property, 3.625%, 1/16/23 | 510,000 | 503 |
| Telecom Italia Capital, 5.25%, 10/1/15 | 130,000 | 136 |
| Telecom Italia Capital, 6.175%, 6/18/14 | 77,000 | 77 |
| Tencent Holdings, 3.375%, 5/2/19 (5) | 995,000 | 1,021 |
| Textron, 4.30%, 3/1/24 | 245,000 | 255 |
| Thermo Fisher Scientific, 1.85%, 1/15/18 | 30,000 | 30 |
| Thermo Fisher Scientific, 2.40%, 2/1/19 | 110,000 | 112 |
| Thermo Fisher Scientific, 4.15%, 2/1/24 | 455,000 | 478 |
| Time Warner Cable, 6.55%, 5/1/37 | 725,000 | 903 |
| Time Warner Cable, 8.25%, 4/1/19 | 805,000 | 1,025 |
| Travel Channel, 3.55%, 1/15/15 (5) | 285,000 | 290 |

| | | |
|---|---|---|
| Turkiye Garanti Bankasi, 4.00%, 9/13/17 | 200,000 | 205 |
| Tyson Foods, 4.50%, 6/15/22 | 240,000 | 253 |
| Union Pacific, 4.75%, 9/15/41 | 295,000 | 322 |
| Unum Group, 4.00%, 3/15/24 | 510,000 | 527 |
| Unum Group, 5.625%, 9/15/20 | 361,000 | 416 |
| US Airways, 3.95%, 5/15/27 | 310,000 | 315 |
| US Airways, 4.625%, 12/3/26 | 308,936 | 327 |
| Vale Overseas, 4.375%, 1/11/22 | 445,000 | 459 |
| Valmont Industries, 6.625%, 4/20/20 | 205,000 | 244 |
| Verisk Analytics, 5.80%, 5/1/21 | 160,000 | 181 |
| Verizon Communications, 4.50%, 9/15/20 | 565,000 | 624 |
| Verizon Communications, 5.05%, 3/15/34 | 590,000 | 629 |
| Verizon Communications, 5.15%, 9/15/23 | 1,080,000 | 1,214 |
| Verizon Communications, 6.40%, 9/15/33 | 1,920,000 | 2,363 |
| Votorantim Cimentos, 7.25%, 4/5/41 (5) | 250,000 | 266 |
| Waste Management, 2.90%, 9/15/22 | 340,000 | 333 |
| WEA Finance, 3.375%, 10/3/22 (5) | 115,000 | 119 |
| Western Gas Partners, 4.00%, 7/1/22 | 655,000 | 680 |
| Williams Companies, 3.70%, 1/15/23 | 315,000 | 297 |
| Williams Partners, 3.35%, 8/15/22 | 250,000 | 247 |
| Williams Partners, 4.125%, 11/15/20 | 175,000 | 188 |
| Williams Partners, 6.30%, 4/15/40 | 225,000 | 268 |
| WPP Finance 2010, 3.625%, 9/7/22 | 305,000 | 308 |
| WPP Finance 2010, 4.75%, 11/21/21 | 365,000 | 401 |
| Wrigley, 2.40%, 10/21/18 (5) | 485,000 | 494 |
| Total Corporate Bonds (Cost $92,442) | | 96,218 |

**ASSET-BACKED SECURITIES 1.9%**

| | | |
|---|---|---|
| Ally Auto Receivables Trust<br>Series 2012-A, Class D<br>3.15%, 10/15/18 (5) | 190,000 | 195 |

| | | |
|---|---|---|
| Ally Master Owner Trust<br>Series 2012-5, Class A<br>1.54%, 9/15/19 | 505,000 | 506 |
| Ally Master Owner Trust<br>Series 2014-1, Class A2<br>1.29%, 1/15/19 | 410,000 | 411 |
| American Express Credit Account Master Trust<br>Series 2012-5, Class C<br>1.07%, 5/15/18 (5) | 115,000 | 116 |
| American Express Credit Account Master Trust<br>Series 2013-1, Class A, VR<br>0.571%, 2/16/21 | 325,000 | 326 |
| American Express Credit Account Master Trust<br>Series 2014-1, Class A, VR<br>0.521%, 12/15/21 | 530,000 | 530 |
| AmeriCredit Automobile Receivables Trust<br>Series 2013-2, Class D<br>2.42%, 5/8/19 | 360,000 | 365 |
| Avis Budget Rental Car Funding<br>Series 2013-1A, Class A<br>1.92%, 9/20/19 (5) | 500,000 | 499 |
| Avis Budget Rental Car Funding<br>Series 2013-2A, Class A<br>2.97%, 2/20/20 (5) | 285,000 | 296 |
| Avis Budget Rental Car Funding<br>Series 2014-1A, Class A<br>2.46%, 7/20/20 (5) | 815,000 | 823 |
| Cabela's Credit Card Master Trust<br>Series 2011-2A, Class A1<br>2.39%, 6/17/19 (5) | 385,000 | 396 |
| Cabela's Credit Card Master Trust<br>Series 2012-2A, Class A1<br>1.45%, 6/15/20 (5) | 605,000 | 610 |
| Capital Auto Receivables Asset Trust<br>Series 2013-1, Class B<br>1.29%, 4/20/18 | 35,000 | 35 |
| Capital Auto Receivables Asset Trust<br>Series 2013-1, Class C<br>1.74%, 10/22/18 | 40,000 | 40 |

| | | |
|---|---|---|
| Capital Auto Receivables Asset Trust<br>Series 2013-3, Class A3<br>1.31%, 12/20/17 | 275,000 | 277 |
| Capital Auto Receivables Asset Trust<br>Series 2013-4, Class A3<br>1.09%, 3/20/18 | 420,000 | 421 |
| Capital Auto Receivables Asset Trust<br>Series 2014-1, Class C<br>2.84%, 4/22/19 | 80,000 | 82 |
| Capital Auto Receivables Asset Trust<br>Series 2014-2, Class A4<br>1.62%, 10/22/18 | 775,000 | 778 |
| CarMax Auto Owner Trust<br>Series 2012-3, Class D<br>2.29%, 4/15/19 | 165,000 | 168 |
| CarMax Auto Owner Trust<br>Series 2013-3, Class A3<br>0.97%, 4/16/18 | 350,000 | 352 |
| CarMax Auto Owner Trust<br>Series 2014-1, Class B<br>1.69%, 8/15/19 | 65,000 | 65 |
| CarMax Auto Owner Trust<br>Series 2014-1, Class C<br>1.93%, 11/15/19 | 90,000 | 90 |
| CCG Receivables Trust<br>Series 2014-1, Class A2<br>1.06%, 11/15/21 (5) | 415,000 | 415 |
| Chase Issuance Trust<br>Series 2013-A8, Class A8<br>1.01%, 10/15/18 | 400,000 | 401 |
| Chase Issuance Trust<br>Series 2014-A5, Class A5, VR<br>0.521%, 4/15/21 | 540,000 | 540 |
| CIT Equipment Collateral Trust<br>Series 2012-VT1, Class A3<br>1.10%, 8/22/16 (5) | 57,579 | 58 |
| Citibank Credit Card Issuance Trust<br>Series 2013-A2, Class A2, VR<br>0.43%, 5/26/20 | 940,000 | 940 |

| | | |
|---|---|---|
| CKE Restaurants Holdings<br>Series 2013-1A, Class A2<br>4.474%, 3/20/43 (5) | 1,009,625 | 1,039 |
| CNH Equipment Trust<br>Series 2012-D, Class B<br>1.27%, 5/15/20 | 335,000 | 335 |
| CNH Equipment Trust<br>Series 2013-C, Class A3<br>1.02%, 8/15/18 | 190,000 | 191 |
| CNH Equipment Trust<br>Series 2013-D, Class A3<br>0.77%, 10/15/18 | 415,000 | 416 |
| CNH Wholesale Master Note Trust<br>Series 2013-2A, Class A, VR<br>0.751%, 8/15/19 (5) | 415,000 | 417 |
| Diamond Resorts Owner Trust<br>Series 2013-2, Class A<br>2.27%, 5/20/26 (5) | 411,807 | 415 |
| Domino's Pizza Master Issuer<br>Series 2012-1A, Class A2<br>5.216%, 1/25/42 (5) | 893,781 | 966 |
| Enterprise Fleet Financing<br>Series 2013-2, Class A2<br>1.06%, 3/20/19 (5) | 385,000 | 386 |
| Exeter Auto Receivables Trust<br>Series 2014-2A, Class A<br>1.06%, 8/15/18 (5) | 165,000 | 165 |
| Ford Credit Auto Lease Trust<br>Series 2012-B, Class B<br>1.10%, 12/15/15 (5) | 120,000 | 121 |
| Ford Credit Auto Lease Trust<br>Series 2012-B, Class C<br>1.50%, 3/15/17 (5) | 150,000 | 151 |
| Ford Credit Auto Owner Trust<br>Series 2012-D, Class C<br>1.23%, 8/15/18 | 105,000 | 105 |
| Ford Credit Auto Owner Trust<br>Series 2013-B, Class B<br>1.23%, 11/15/16 | 245,000 | 245 |

| | | |
|---|---|---|
| Ford Credit Auto Owner Trust<br>Series 2013-B, Class C<br>1.51%, 8/15/17 | 165,000 | 166 |
| Ford Credit Auto Owner Trust<br>Series 2014-REV1, Class A<br>2.26%, 11/15/25 (5) | 325,000 | 329 |
| Ford Credit Floorplan Master Owner<br>Series 2010-3, Class C<br>4.99%, 2/15/17 (5) | 570,000 | 588 |
| Ford Credit Floorplan Master Owner<br>Series 2013-1, Class C<br>1.37%, 1/15/18 | 135,000 | 136 |
| Ford Credit Floorplan Master Owner<br>Series 2013-1, Class D<br>1.82%, 1/15/18 | 100,000 | 101 |
| Fosse Master Issuer<br>Series 2011-1A, Class A5, CMO, VR<br>1.728%, 10/18/54 (5) | 200,000 | 203 |
| GE Capital Credit Card Master Note Trust<br>Series 2009-4, Class C<br>7.82%, 11/15/17 (5) | 105,000 | 108 |
| GE Capital Credit Card Master Note Trust<br>Series 2012-2, Class A<br>2.22%, 1/15/22 | 535,000 | 537 |
| GE Capital Credit Card Master Note Trust<br>Series 2012-6, Class B<br>1.83%, 8/17/20 | 595,000 | 593 |
| GE Equipment Small Ticket<br>Series 2013-1A, Class A3<br>1.02%, 2/24/17 (5) | 490,000 | 493 |
| GreatAmerica Leasing Receivables<br>Series 2014-1, Class A3<br>0.89%, 7/15/17 (5) | 350,000 | 351 |
| Holmes Master Issuer<br>Series 2012-1A, Class A2, CMO, VR<br>1.876%, 10/15/54 (5) | 234,222 | 237 |
| Holmes Master Issuer<br>Series 2012-3A, Class B1, CMO, VR<br>2.426%, 10/15/54 (5) | 295,000 | 307 |

| | | |
|---|---|---|
| Honda Auto Receivables Owner Trust<br>Series 2013-4, Class A4<br>1.04%, 2/18/20 | 160,000 | 160 |
| Huntington Auto Trust<br>Series 2011-1A, Class C<br>2.53%, 3/15/17 (5) | 205,000 | 209 |
| Hyundai Auto Lease Securities Trust<br>Series 2012-A, Class A4<br>1.05%, 4/17/17 (5) | 155,000 | 155 |
| Hyundai Auto Lease Securities Trust<br>Series 2013-B, Class A2<br>0.75%, 3/15/16 (5) | 485,207 | 486 |
| Hyundai Auto Receivables Trust<br>Series 2012-A, Class A4<br>0.95%, 12/15/16 | 405,000 | 407 |
| Invitation Homes Trust<br>Series 2013-SFR1, Class A, CMO, ARM<br>1.40%, 12/17/30 (5) | 143,961 | 145 |
| Invitation Homes Trust<br>Series 2014-SFR1, Class A, CMO, ARM<br>1.151%, 6/17/31 (5) | 375,000 | 375 |
| Kubota Credit Owner Trust<br>Series 2014-1A, Class A4<br>1.67%, 7/15/20 (5) | 465,000 | 467 |
| Marriott Vacation Club Owner Trust<br>Series 2013-1A, Class A<br>2.15%, 4/22/30 (5) | 90,975 | 92 |
| Mercedes-Benz Auto Lease Trust<br>Series 2013-B, Class A4<br>0.76%, 7/15/19 | 375,000 | 376 |
| Motor<br>Series 2012-A, Class A1C<br>1.286%, 2/25/20 (5) | 160,000 | 160 |
| Navistar Financial Dealer Note Master Trust<br>Series 2013-2, Class A, VR<br>0.83%, 9/25/18 (5) | 395,000 | 396 |
| Nissan Auto Lease Trust<br>Series 2013-B, Class A3<br>0.75%, 6/15/16 | 110,000 | 110 |

| | | |
|---|---|---|
| Volkswagen Auto Lease Trust<br>Series 2012-A, Class A4<br>1.06%, 5/22/17 | 295,000 | 296 |
| Total Asset-Backed Securities (Cost $26,517) | | 26,763 |

## NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.9%

| | | |
|---|---|---|
| Banc of America Commercial Mortgage<br>Series 2005-3, Class A2<br>4.501%, 7/10/43 | 24,539 | 25 |
| Banc of America Commercial Mortgage<br>Series 2006-3, Class AM, ARM<br>6.043%, 7/10/44 | 380,000 | 403 |
| Banc of America Commercial Mortgage<br>Series 2006-5, Class AM<br>5.448%, 9/10/47 | 1,160,000 | 1,246 |
| Banc of America Commercial Mortgage<br>Series 2007-1, Class AAB<br>5.422%, 1/15/49 | 545,653 | 546 |
| Banc of America Commercial Mortgage<br>Series 2007-4, Class AM, ARM<br>6.015%, 2/10/51 | 330,000 | 370 |
| Banc of America Commercial Mortgage<br>Series 2007-5, Class A4<br>5.492%, 2/10/51 | 745,000 | 810 |
| Banc of America Commercial Mortgage<br>Series 2008-1, Class A4, ARM<br>6.418%, 2/10/51 | 875,000 | 998 |
| Bank of America Mortgage Securities<br>Series 2004-A, Class 2A2, CMO, ARM<br>2.68%, 2/25/34 | 38,146 | 38 |
| Bank of America Mortgage Securities<br>Series 2004-D, Class 2A2, CMO, ARM<br>2.636%, 5/25/34 | 19,967 | 20 |
| Bank of America Mortgage Securities<br>Series 2004-H, Class 2A2, CMO, ARM<br>2.746%, 9/25/34 | 27,827 | 28 |

| | | |
|---|---|---|
| Bank of America Mortgage Securities<br>Series 2004-I, Class 3A2, CMO, ARM<br>2.745%, 10/25/34 | 13,062 | 13 |
| Bank of America Mortgage Securities<br>Series 2005-J, Class 2A1, CMO, ARM<br>2.76%, 11/25/35 | 176,523 | 163 |
| Bank of America Mortgage Securities<br>Series 2005-J, Class 3A1, CMO, ARM<br>2.806%, 11/25/35 | 58,081 | 55 |
| Bear Stearns Commercial Mortgage Securities<br>Series 2007-PW17, Class A4, ARM<br>5.694%, 6/11/50 | 585,000 | 653 |
| Chase Funding Mortgage Loan<br>Series 2002-2, Class 1M1<br>5.599%, 9/25/31 | 12,154 | 12 |
| Citigroup Commercial Mortgage Trust<br>Series 2014-GC21, Class AS<br>4.026%, 5/10/47 | 850,000 | 875 |
| Cobalt Commercial Mortgage Trust<br>Series 2007-C3, Class AM, ARM<br>5.963%, 5/15/46 | 165,000 | 182 |
| Commercial Mortgage Loan Trust<br>Series 2008-LS1, Class A4B, ARM<br>6.213%, 12/10/49 | 190,000 | 210 |
| Commercial Mortgage PTC<br>Series 2006-C7, Class AM, ARM<br>5.97%, 6/10/46 | 285,000 | 308 |
| Commercial Mortgage PTC<br>Series 2007-C9, Class A4, ARM<br>5.988%, 12/10/49 | 295,000 | 331 |
| Commercial Mortgage PTC<br>Series 2013-CR13, Class C, ARM<br>4.757%, 10/10/46 | 265,000 | 277 |
| Commercial Mortgage PTC<br>Series 2014-CR15, Class C, ARM<br>4.769%, 2/10/47 | 270,000 | 283 |
| Commercial Mortgage PTC<br>Series 2014-TSC, Class A, ARM<br>1.01%, 2/13/32 (5) | 250,000 | 250 |

| | | |
|---|---|---|
| Commercial Mortgage PTC<br>Series 2014-UBS2, Class C, ARM<br>4.983%, 3/10/47 | 325,000 | 342 |
| Countrywide Home Equity Loan Trust<br>Series 2004-BC1, Class M2, ARM<br>1.755%, 1/25/34 | 60,407 | 57 |
| Credit Suisse Mortgage Capital Certificates<br>Series 2014-ICE, Class A, ARM<br>1.10%, 4/20/27 (5) | 150,000 | 150 |
| DSLA Mortgage Loan Trust<br>Series 2004-AR1, Class A1A, CMO, ARM<br>0.991%, 9/19/44 | 186,939 | 179 |
| GMAC Commercial Mortgage Securities<br>Series 2006-C1, Class AM, ARM<br>5.29%, 11/10/45 | 495,000 | 519 |
| Goldman Sachs Mortgage Securities II<br>Series 2012-GCJ9, Class A3<br>2.773%, 11/10/45 | 310,000 | 303 |
| Goldman Sachs Mortgage Securities II<br>Series 2014-GC20, Class B, ARM<br>4.529%, 4/10/47 | 165,000 | 174 |
| Greenwich Capital Commercial Funding<br>Series 2005-GG3, Class AAB<br>4.619%, 8/10/42 | 2,590 | 3 |
| Greenwich Capital Commercial Funding<br>Series 2006-GG7, Class A4, ARM<br>5.82%, 7/10/38 | 492,448 | 532 |
| Greenwich Capital Commercial Funding<br>Series 2007-GG9, Class AM<br>5.475%, 3/10/39 | 485,000 | 522 |
| Greenwich Capital Commercial Funding<br>Series 2007-GG9, Class AMFX<br>5.475%, 3/10/39 | 660,000 | 707 |
| GSAA Home Equity Trust<br>Series 2005-8, Class A3, ARM<br>0.58%, 6/25/35 | 564,508 | 540 |
| GSAA Home Equity Trust<br>Series 2005-MTR1, Class A4, ARM<br>0.52%, 10/25/35 | 260,000 | 248 |

| | | |
|---|---|---|
| JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, ARM 4.824%, 10/15/42 | 85,948 | 87 |
| JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44 | 937,130 | 987 |
| JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45 | 85,000 | 91 |
| JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47 | 895,000 | 974 |
| JPMorgan Chase Commercial Mortgage Securities Series 2007-CB18, Class A4 5.44%, 6/12/47 | 1,090,000 | 1,193 |
| JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class A4, ARM 5.703%, 2/12/49 | 935,000 | 1,035 |
| JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.703%, 2/12/49 | 1,055,000 | 1,148 |
| JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51 | 385,000 | 428 |
| JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.006%, 2/15/51 | 350,000 | 390 |
| JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45 | 405,000 | 399 |
| JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46 | 350,000 | 344 |
| JPMorgan Chase Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47 | 290,000 | 306 |
| JPMorgan Mortgage Trust Series 2007-A1, Class 1A1, CMO, ARM 2.776%, 7/25/35 | 172,913 | 176 |

| | | |
|---|---|---|
| LB-UBS Commercial Mortgage Trust<br>Series 2006-C4, Class A4, ARM<br>5.835%, 6/15/38 | 660,768 | 716 |
| LB-UBS Commercial Mortgage Trust<br>Series 2006-C6, Class A4<br>5.372%, 9/15/39 | 335,000 | 364 |
| LB-UBS Commercial Mortgage Trust<br>Series 2007-C2, Class AM, ARM<br>5.493%, 2/15/40 | 360,000 | 386 |
| LB-UBS Commercial Mortgage Trust<br>Series 2007-C6, Class AM, ARM<br>6.114%, 7/15/40 | 380,000 | 423 |
| LB-UBS Commercial Mortgage Trust<br>Series 2008-C1, Class AM, ARM<br>6.15%, 4/15/41 | 240,000 | 275 |
| Merrill Lynch Mortgage Trust<br>Series 2006-C2, Class AM, ARM<br>5.782%, 8/12/43 | 250,000 | 272 |
| Merrill Lynch Mortgage Trust<br>Series 2007-C1, Class A4, ARM<br>5.829%, 6/12/50 | 415,000 | 462 |
| Morgan Stanley Bank of America Merrill Lynch Trust<br>Series 2014-C15, Class B, ARM<br>4.565%, 4/15/47 | 170,000 | 180 |
| Morgan Stanley Capital I<br>Series 2007-HQ11, Class AJ, ARM<br>5.508%, 2/12/44 | 330,000 | 351 |
| Morgan Stanley Capital I<br>Series 2007-IQ14, Class A4, ARM<br>5.692%, 4/15/49 | 585,000 | 646 |
| Sequoia Mortgage Trust<br>Series 2010-H1, Class A1, CMO, ARM<br>3.75%, 2/25/40 | 4,486 | 4 |
| Sequoia Mortgage Trust<br>Series 2013-6, Class A1, CMO, ARM<br>2.50%, 5/25/43 | 439,024 | 400 |
| Sequoia Mortgage Trust<br>Series 2013-7, Class A2, CMO, ARM<br>3.00%, 6/25/43 | 211,158 | 204 |

| | | |
|---|---|---|
| Terwin Mortgage Trust<br>Series 2005-14HE, Class AF2, ARM<br>4.849%, 8/25/36 | 50,938 | 53 |
| Wachovia Bank Commercial Mortgage Trust<br>Series 2007-C34, Class A3<br>5.678%, 5/15/46 | 265,000 | 294 |
| WaMu Mortgage PTC<br>Series 2005-AR12, Class 2A1, CMO, ARM<br>2.539%, 9/25/35 | 12,491 | 13 |
| Wells Fargo Mortgage-Backed Securities Trust<br>Series 2003-O, Class 5A1, CMO, ARM<br>2.514%, 1/25/34 | 39,164 | 39 |
| Wells Fargo Mortgage-Backed Securities Trust<br>Series 2004-G, Class A3, CMO, ARM<br>3.379%, 6/25/34 | 25,397 | 26 |
| WFRBS Commercial Mortgage Trust<br>Series 2013-C13, Class A4<br>3.001%, 5/15/45 | 510,000 | 501 |
| WFRBS Commercial Mortgage Trust<br>Series 2014-C19, Class B, ARM<br>4.723%, 3/15/47 | 90,000 | 96 |
| WFRBS Commercial Mortgage Trust<br>Series 2014-C20, Class AS<br>4.176%, 5/15/47 | 470,000 | 493 |
| Total Non-U.S. Government Mortgage-Backed Securities (Cost $25,624) | | 26,128 |

## U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.1%

**U.S. Government Agency Obligations 6.6% (6)**

| | | |
|---|---|---|
| Federal Home Loan Mortgage | | |
| 1.426%, 8/25/17 | 175,000 | 177 |
| 1.875%, 4/25/22 | 281,513 | 280 |
| 2.50%, 5/1/28 | 285,188 | 290 |
| 3.00%, 12/1/42 - 7/1/43 | 3,821,174 | 3,785 |
| 3.50%, 8/1/42 - 5/1/43 | 2,829,105 | 2,913 |
| 4.00%, 6/1/24 - 12/1/41 | 2,769,854 | 2,938 |

| | | |
|---|---|---|
| 4.50%, 11/1/18 - 10/1/40 | 3,415,530 | 3,694 |
| 5.00%, 10/1/18 - 8/1/40 | 1,805,025 | 1,987 |
| 5.50%, 3/1/18 - 10/1/38 | 627,174 | 699 |
| 6.00%, 10/1/16 - 8/1/38 | 357,450 | 398 |
| 6.50%, 3/1/32 - 9/1/34 | 145,647 | 165 |
| 7.00%, 4/1 - 6/1/32 | 7,229 | 8 |
| Federal Home Loan Mortgage, ARM | | |
| 2.419%, 2/1/37 | 124,214 | 132 |
| 2.426%, 1/1/37 | 28,369 | 30 |
| 2.475%, 7/1/35 | 24,098 | 25 |
| 2.595%, 2/1/37 | 135,333 | 145 |
| 2.776%, 2/1/37 | 119,538 | 129 |
| 2.91%, 9/1/32 | 1,407 | 1 |
| 5.859%, 12/1/36 | 17,641 | 19 |
| 5.912%, 10/1/36 | 43,286 | 46 |
| 6.128%, 11/1/36 | 28,503 | 31 |
| 6.143%, 10/1/36 | 56,962 | 61 |
| 6.319%, 8/1/36 | 17,869 | 19 |
| Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18 | 763 | — |
| Federal Home Loan Mortgage, TBA | | |
| 4.00%, 1/1/41 | 385,000 | 407 |
| 4.50%, 1/1/36 | 520,000 | 562 |
| Federal National Mortgage Assn. | | |
| 2.50%, 10/1/27 - 8/1/28 | 3,965,963 | 4,041 |
| 3.00%, 1/1/27 - 11/1/43 | 14,661,162 | 14,643 |
| 3.50%, 3/1/34 - 12/1/43 | 7,741,884 | 7,988 |
| 4.00%, 4/1/26 - 5/1/42 | 8,497,694 | 9,024 |
| 4.50%, 5/1/19 - 9/1/42 | 6,702,601 | 7,249 |
| 5.00%, 6/1/18 - 7/1/41 | 7,501,417 | 8,300 |
| 5.50%, 1/1/17 - 12/1/39 | 5,045,796 | 5,641 |

| | | |
|---|---|---|
| 6.00%, 5/1/21 - 5/1/42 | 4,297,344 | 4,840 |
| 6.50%, 5/1/17 - 5/1/40 | 1,133,622 | 1,279 |
| 7.00%, 1/1/31 - 7/1/32 | 12,666 | 15 |
| Federal National Mortgage Assn., ARM | | |
| 2.265%, 11/1/35 | 71,556 | 76 |
| 2.441%, 8/1/36 | 81,465 | 87 |
| 2.665%, 12/1/36 | 69,470 | 75 |
| Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32 | 7,921 | 2 |
| Federal National Mortgage Assn., TBA | | |
| 2.50%, 1/1/28 | 1,045,000 | 1,062 |
| 3.00%, 1/1/27 | 410,000 | 426 |
| 3.50%, 1/1/41 | 1,780,000 | 1,827 |
| 4.00%, 1/1/41 | 600,000 | 633 |
| 4.50%, 1/1/35 | 3,740,000 | 4,043 |
| 5.00%, 1/1/35 | 310,000 | 343 |
| | | 90,535 |
| **U.S. Government Obligations 1.5%** | | |
| Government National Mortgage Assn. | | |
| 2.50%, 6/20/27 - 3/20/43 | 3,989,276 | 3,877 |
| 3.00%, 8/20/42 - 6/20/43 | 3,061,237 | 3,089 |
| 3.50%, 7/20 - 12/20/42 | 350,818 | 365 |
| 4.00%, 9/20/40 - 7/20/42 | 2,491,458 | 2,665 |
| 4.50%, 11/20/39 - 3/20/41 | 3,074,703 | 3,358 |
| 5.00%, 7/20/39 - 3/20/41 | 1,246,219 | 1,381 |
| 5.50%, 7/15/33 - 1/20/36 | 791,099 | 887 |
| 6.00%, 5/15/26 - 11/20/33 | 51,125 | 59 |
| 6.50%, 2/15/28 - 12/20/33 | 138,105 | 157 |
| 7.00%, 2/20 - 7/20/27 | 15,026 | 18 |
| 7.50%, 11/15/25 - 6/15/32 | 11,475 | 13 |
| 8.00%, 3/15/22 - 10/20/25 | 2,211 | 2 |

| | | |
|---|---|---|
| Government National Mortgage Assn., CMO, IO | | |
| 4.00%, 2/20/43 | 300,437 | 62 |
| 4.50%, 11/20/37 - 12/20/39 | 1,350,288 | 194 |
| Government National Mortgage Assn., TBA | | |
| 3.00%, 1/1/43 | 140,000 | 141 |
| 3.50%, 1/1/42 | 3,150,000 | 3,276 |
| 4.50%, 1/1/39 | 345,000 | 376 |
| | | 19,920 |
| Total U.S. Government & Agency Mortgage-Backed Securities (Cost $109,293) | | 110,455 |

## U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 6.5%

**U.S. Government Agency Obligations 0.1% (7)**

| | | |
|---|---|---|
| Federal Home Loan Bank, 5.25%, 6/18/14 | 700,000 | 701 |
| Federal National Mortgage Assn., 4.375%, 10/15/15 | 925,000 | 978 |
| Federal National Mortgage Assn., 7.125%, 1/15/30 | 65,000 | 95 |
| | | 1,774 |

**U.S. Treasury Obligations 6.4%**

| | | |
|---|---|---|
| U.S. Treasury Bonds, 3.125%, 2/15/43 | 7,870,000 | 7,596 |
| U.S. Treasury Bonds, 4.625%, 2/15/40 | 2,950,000 | 3,681 |
| U.S. Treasury Bonds, 5.375%, 2/15/31 | 1,095,000 | 1,443 |
| U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44 | 1,697,897 | 1,851 |
| U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24 | 3,488,028 | 3,616 |
| U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15 | 1,719,764 | 1,752 |
| U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14 | 2,980,371 | 2,999 |
| U.S. Treasury Notes, 0.50%, 8/15/14 | 3,990,000 | 3,993 |
| U.S. Treasury Notes, 0.625%, 11/30/17 | 12,955,000 | 12,777 |
| U.S. Treasury Notes, 0.875%, 2/28/17 | 21,410,000 | 21,514 |
| U.S. Treasury Notes, 1.25%, 10/31/18 | 20,870,000 | 20,766 |

| | | |
|---|---|---|
| U.S. Treasury Notes, 2.625%, 7/31/14 | 1,795,000 | 1,803 |
| U.S. Treasury Notes, 2.75%, 2/15/19 (8) | 3,330,000 | 3,526 |
| | | 87,317 |
| Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $87,141) | | 89,091 |

**FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.9%**

| | | |
|---|---|---|
| CNOOC Curtis Funding, 4.50%, 10/3/23 (5) | 200,000 | 211 |
| CNOOC Finance 2013, 1.75%, 5/9/18 | 200,000 | 197 |
| CNOOC Finance 2014, 4.25%, 4/30/24 | 200,000 | 207 |
| Codelco, 4.50%, 8/13/23 (5) | 200,000 | 214 |
| Codelco, 7.50%, 1/15/19 (5) | 140,000 | 171 |
| Comision Federal de Eletricidad, 4.875%, 1/15/24 (5) | 200,000 | 212 |
| Ecopetrol, 4.25%, 9/18/18 | 325,000 | 349 |
| Ecopetrol, 5.875%, 5/28/45 | 70,000 | 72 |
| Electricite de France, 4.60%, 1/27/20 (5) | 225,000 | 251 |
| Export-Import Bank of India, 4.00%, 8/7/17 | 310,000 | 328 |
| Government of Bermuda, 4.138%, 1/3/23 (5) | 200,000 | 201 |
| Government of Bermuda, 4.854%, 2/6/24 (5) | 510,000 | 534 |
| Government of Bermuda, 5.603%, 7/20/20 (5) | 100,000 | 112 |
| KfW, 0.50%, 4/19/16 | 573,000 | 574 |
| Kingdom of Morocco, 4.25%, 12/11/22 (5) | 375,000 | 378 |
| Pemex Project Funding Master Trust, 6.625%, 6/15/35 | 45,000 | 53 |
| Pertamina, 6.45%, 5/30/44 (5) | 220,000 | 224 |
| Petrobras Global Finance, 3.00%, 1/15/19 | 223,000 | 219 |
| Petrobras Global Finance, 4.375%, 5/20/23 | 205,000 | 196 |
| Petrobras International, 5.75%, 1/20/20 | 670,000 | 715 |
| Petrobras International, 5.875%, 3/1/18 | 265,000 | 290 |
| Petrobras International, 7.875%, 3/15/19 | 135,000 | 158 |

| | | |
|---|---|---|
| Petroleos Mexicanos, 3.50%, 7/18/18 | 520,000 | 541 |
| Petroleos Mexicanos, 4.875%, 1/24/22 | 615,000 | 663 |
| Petroleos Mexicanos, 5.50%, 6/27/44 | 150,000 | 155 |
| Petroleos Mexicanos, 6.50%, 6/2/41 | 360,000 | 423 |
| Province of Manitoba, 1.30%, 4/3/17 | 415,000 | 418 |
| Province of Manitoba, 3.05%, 5/14/24 | 155,000 | 157 |
| Province of Ontario, 1.20%, 2/14/18 | 185,000 | 183 |
| Province of Ontario, 1.60%, 9/21/16 | 555,000 | 565 |
| Republic of Colombia, 2.625%, 3/15/23 | 380,000 | 358 |
| Republic of Iceland, 5.875%, 5/11/22 | 320,000 | 351 |
| Republic of Indonesia, 4.875%, 5/5/21 (5) | 300,000 | 320 |
| Republic of Indonesia, 11.625%, 3/4/19 (5) | 135,000 | 186 |
| Republic of Poland, 3.00%, 3/17/23 | 480,000 | 468 |
| Republic of Poland, 5.00%, 3/23/22 | 575,000 | 646 |
| Republic of Romania, 4.875%, 1/22/24 (5) | 50,000 | 54 |
| Republic of Slovenia, 4.125%, 2/18/19 (5) | 200,000 | 210 |
| Republic of South Africa, 5.50%, 3/9/20 | 120,000 | 134 |
| Republic of South Africa, 5.875%, 9/16/25 | 400,000 | 451 |
| Republic of South Africa, 6.875%, 5/27/19 | 120,000 | 141 |
| Swedish Export Credit, 5.125%, 3/1/17 | 465,000 | 518 |
| TNK-BP Finance, 6.625%, 3/20/17 | 100,000 | 109 |
| Total Foreign Government Obligations & Municipalities (Cost $12,329) | | 12,917 |

**MUNICIPAL SECURITIES 0.9%**

**California 0.1%**

| | | |
|---|---|---|
| Bay Area Toll Auth., Build America, 6.263%, 4/1/49 | 405,000 | 546 |
| California, 5.00%, 4/1/43 | 55,000 | 60 |
| East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40 | 385,000 | 486 |
| Los Angeles Airport, Build America, 7.053%, 5/15/40 | 205,000 | 256 |

## SECURITIES LENDING COLLATERAL 0.4%

**Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.4%**

**Short-Term Funds 0.4%**

| | | |
|---|---|---|
| T. Rowe Price Short-Term Reserve Fund, 0.04% (10)(12) | 452,403 | 4,524 |
| Total Investments through Securities Lending Program with JPMorgan Chase Bank | | 4,524 |

**Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%**

**Short-Term Funds 0.0%**

| | | |
|---|---|---|
| T. Rowe Price Short-Term Reserve Fund, 0.04% (10)(12) | 56,683 | 567 |
| Total Investments through Securities Lending Program with State Street Bank and Trust Company | | 567 |
| Total Securities Lending Collateral (Cost $5,091) | | 5,091 |
| **Total Investments in Securities** | | |
| **100.8% of Net Assets (Cost $1,155,501)** | | **$ 1,383,520** |

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $180 and represents 0.0% of net assets.

(3) All or a portion of this security is on loan at May 31, 2014 -- total value of such securities at period-end amounts to $4,847. See Note 4.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $40,985 and represents 3.0% of net assets.

(6) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

Amounts in 000s, except market price

## SWAPS 0.0%

| | Notional Amount | Market Value | Upfront Premiums Paid/(Received)** | Unrealized Gain (Loss) |
|---|---|---|---|---|
| **BILATERAL SWAPS 0.0%** | | | | |
| **Credit Default Swaps, Protection Bought 0.0%** | | | | |
| Deutsche Bank Securities, Protection Bought (Relevant Credit: AT&T, 1.60%, 2/15/17) Pay 1.00%, Receive upon credit default, 6/20/19 | 670 | $ (19) | $ (15) | $ (4) |
| Goldman Sachs, Protection Bought (Relevant Credit: AT&T, 1.60%, 2/15/17), Pay 1.00% Receive upon credit default, 6/20/19 | 120 | (4) | (3) | (1) |
| JPMorgan Chase, Protection Bought (Relevant Credit: AT&T, 1.60%, 2/15/17), Pay 1.00% Receive upon credit default, 6/20/19 | 120 | (3) | (2) | (1) |
| Total Bilateral Credit Default Swaps, Protection Bought | | | (20) | (6) |
| **Credit Default Swaps, Protection Sold 0.0%** | | | | |
| BNP Paribas, Protection Sold (Relevant Credit: Telefonica Emisiones, 6.221%, 7/3/17 $113.26*), Receive 1.00%, Pay upon credit default, 6/20/19 | 260 | 1 | (2) | 3 |
| Goldman Sachs, Protection Sold (Relevant Credit: GE Capital, 5.625%, 9/15/17, $113.37*) Receive 0.185%, Pay upon credit default, 6/20/17 | 540 | (2) | 0 | (2) |
| Morgan Stanley, Protection Sold (Relevant Credit: Telefonica Emisiones, 6.221%, 7/3/17 $113.26*), Receive 1.00%, Pay upon credit default, 6/20/19 | 135 | 1 | (1) | 2 |
| Total Bilateral Credit Default Swaps, Protection Sold | | | (3) | 3 |
| Total Bilateral Swaps | | | $ (23) | $ (3) |

*Market price at May 31, 2014

**Includes interest purchased or sold but not yet collected of $1

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $1,155,501) | $ 1,383,520 |
| Receivable for investment securities sold | 15,828 |
| Interest and dividends receivable | 3,310 |
| Receivable for shares sold | 657 |
| Variation margin receivable on futures contracts | 25 |
| Cash | 23 |
| Unrealized gain on bilateral swaps | 5 |
| Other assets | 1,316 |
| Total assets | 1,404,684 |
| **Liabilities** | |
| Payable for investment securities purchased | 25,199 |
| Obligation to return securities lending collateral | 5,091 |
| Payable for shares redeemed | 356 |
| Investment management fees payable | 343 |
| Due to affiliates | 87 |
| Bilateral swap premiums received | 23 |
| Unrealized loss on bilateral swaps | 8 |
| Other liabilities | 1,199 |
| Total liabilities | 32,306 |
| **NET ASSETS** | $ 1,372,378 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 6,374 |
| Accumulated undistributed net realized gain | 21,215 |
| Net unrealized gain | 227,895 |
| Paid-in capital applicable to 72,480,286 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized | 1,116,894 |
| **NET ASSETS** | $ 1,372,378 |
| **NET ASSET VALUE PER SHARE** | $ 18.93 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 40% stocks, 40% bonds, and 20% money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended May 31, 2014.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2014:

| ($000s) | Level 1 | Level 2 | Level 3 | Total Value |
|---|---|---|---|---|
| | Quoted Prices | Significant Observable Inputs | Significant Unobservable Inputs | |
| **Assets** | | | | |
| Investments in Securities, except: | $ 504,856 | $ — | $ — | $ 504,856 |
| Common Stocks | 375,416 | 127,264 | — | 502,680 |
| Preferred Stocks | — | 1,990 | — | 1,990 |
| Convertible Preferred Stocks | — | 325 | 92 | 417 |
| Convertible Bonds | — | 26 | — | 26 |
| Corporate Bonds | — | 96,218 | — | 96,218 |
| Asset-Backed Securities | — | 26,763 | — | 26,763 |
| Non-U.S. Government Mortgage-Backed Securities | — | 26,128 | — | 26,128 |
| U.S. Government & Agency Mortgage-Backed Securities | — | 110,455 | — | 110,455 |
| U.S. Government Agency Obligations (Excluding Mortgage-Backed) | — | 89,091 | — | 89,091 |
| Foreign Government Obligations & Municipalities | — | 12,917 | — | 12,917 |
| Municipal Securities | — | 11,979 | — | 11,979 |
| Total Securities | 880,272 | 503,156 | 92 | 1,383,520 |
| Swaps | — | 2 | — | 2 |
| Futures Contracts | 25 | — | — | 25 |
| Total | $ 880,297 | $ 503,158 | $ 92 | $ 1,383,547 |
| **Liabilities** | | | | |
| Swaps | $ — | $ 28 | $ — | $ 28 |

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2014, totaled $19,000 for the year ended May 31, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2014, securities valued at $338,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 1% and 3% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2014, the notional amount of protection sold by the fund totaled $935,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2014, approximately 10% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2014, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2014, the value of loaned securities was $4,847,000; the value of cash collateral and related investments was $5,091,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $323,272,000 and $307,044,000, respectively, for the year ended May 31, 2014. Purchases and sales of U.S. government securities aggregated $361,384,000 and $331,085,000, respectively, for the year ended May 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2014 and May 31, 2013, were characterized for tax purposes as follows:

At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2014, expenses incurred pursuant to these service agreements were $179,000 for Price Associates; $451,000 for T. Rowe Price Services, Inc.; and $219,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price fund(s) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended May 31, 2014, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Income Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $4,480,000 from short-term capital gains,

  $43,955,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $9,085,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $4,278,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After reducing the management fee rate and total expense ratio to reflect a management fee offset that resulted from the fund’s investments in other T. Rowe Price mutual funds, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[159]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Member of the Advisory Board, Deutsche
[159]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[159]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[159]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011)
[159]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon
[159]	Property Group (2004 to present); Director, Norfolk Southern
(2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[159]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[159]	(2011 to present); Member, National Academy of Education
(2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[159]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[159]

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[159]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company; Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President-International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and President-International Fixed
Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International,
and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014